                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                  Securities Exchange Act of 1934, as amended

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule14c-5(d)(2))
[ ] Definitive Information Statement

                   RECLAMATION CONSULTING & APPLICATIONS, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee Computed on Table Below per Exchange Act Rules 14c-5(g) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:


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

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATIONAL MATERIALS FOR THE
               ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [DATE]

ANNUAL MEETING DATE, TIME, LOCATION AND RECORD DATE

NOTICE IS HEREBY GIVEN to you as a stockholder of record of Reclamation Consulting & Applications, Inc. (the "Company"), that an Annual Meeting of Stockholders (the "Annual Meeting") will be held at the Corporation's offices located at 940 Calle Amanecer, Suite E, San Clemente, California, 92673 at [TIME] on [DAY & DATE]. Stockholders of record on March 7, 2008 will be entitled to vote at the annual meeting and to receive notice of the annual meeting.

THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE INFORMATIONAL MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION REGARDING THE STOCKHOLDER MEETING. THIS NOTICE ALSO SERVES AS THE FORMAL NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS. THESE MATERIALS ARE AVAILABLE FROM THE INTERNET AT [URL].

If you want to receive a paper or e-mail copy of these documents, you must specifically request one. There is no charge to you for requesting a copy. You must make your request on or before [DATE], in order that your request can be delivered on a timely basis. See the instructions below to request materials to be mailed or emailed.

INFORMATIONAL MATERIALS AVAILABLE FROM THE WEB SITE

The following materials can be read or downloaded from [URL]:

      o This notice of the annual meeting and notice of availability of annual meeting materials
      o     An Information Statement regarding the annual meeting
      o Our Annual report on Form 10-KSB for the fiscal year ended June 30, 2007 (including two amendments)
      o Our Quarterly report on Form 10-QSB for the quarter ended September 30, 2007 (including one amendment)
      o Our Quarterly report on Form 10-QSB for the quarter ended December 31, 2007 (including one amendment)

MATTERS TO BE ACTED UPON AT THE MEETING

The matters to be acted upon at the meeting are described more fully in the Information Statement. In summary, here are the matters to be considered at the annual meeting and our recommendations:

      o The amendment of our Articles of Incorporation to change our corporate name from Reclamation Consulting & Applications, Inc. to Alderox, Inc. The Board recommends stockholder approval.
      o The amendment of our Articles of Incorporation to effect a 1-for-2 reverse stock split of our common stock and to increase the authorized number of shares of common stock from 150,000,000 to 200,000,000. The Board recommends stockholder approval.
      o The amendment of our Articles of Incorporation to permit our stockholders to approve corporate actions through executing majority written consents in lieu of holding meetings. The Board recommends stockholder approval.
      o The election of Michael C. Davies, Gordon W. Davies and Norman Gish as directors. The Board of Directors recommends that stockholders vote in favor of both nominees.
      o The approval of our 2008 Stock Incentive Plan. The Board recommends stockholder approval.

TO REQUEST MAIL OR EMAIL DELIVERY OF INFORMATIONAL MATERIALS, CALL THE COMPANY AT 1-877-425-3379 OR EMAIL INFO@RCA-INC.COM OR VISIT [URL].

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. You may attend the meeting and vote in person. Please call the toll-free number for directions to the meeting, and for assistance on how to vote in person. We are not soliciting proxies for voting at the annual meeting.

This notice is dated: [DATE]


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

                   Reclamation Consulting & Applications, Inc.
                           940 Calle Amanecer, Suite E
                         San Clemente, California 92673
                                 (949) 542-7440
                              --------------------
                              INFORMATION STATEMENT
          PURSUANT TO RULE 14C-2 OF THE SECURITIES EXCHANGE ACT OF 1934
                              --------------------

                                     GENERAL

We are providing this Information Statement to inform you regarding the following Proposals that our stockholders will vote on at our Annual Meeting to be held at our headquarters at 940 Calle Amanecer, Suite E, San Clemente, California, 92673 at [TIME] on [DATE]:

    1. The amendment of our Articles of Incorporation to change our corporate name from Reclamation Consulting & Applications, Inc. to Alderox, Inc.;

    2. The amendment of our Articles of Incorporation to effect a 1-for-2 reverse stock split of our common stock and to increase the authorized number of shares of common stock from 150,000,000 to 200,000,000;

    3. The amendment of our Articles of Incorporation to permit our stockholders to approve corporate actions through executing majority written consents in lieu of holding meetings;

    4. The election of Michael C. Davies, Gordon W. Davies, and Norman Gish as directors; and

    5.  The approval our 2008 Stock Incentive Plan.

March 7, 2008 has been established as the Record Date. [NOTE: IF NECESSARY, THE RECORD DATE WILL BE MOVED TO A LATER DATE. IN SUCH EVENT THE DEFINITIVE INFORMATION STATEMENT WILL BE APPROPRIATELY UPDATED.] All holders of our common stock as of the Record Date are entitled to vote at the meeting

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

You may vote in person at the meeting. We are not requesting or soliciting any proxies for voting at the meeting. You are entitled to one vote for each share of common stock of record held by you.

           EXPECTED APPROVAL OF PROPOSALS AND RE-ELECTION OF DIRECTORS

Four of our principal stockholders, Canvasback Company Ltd., Billfighter Investments Limited, Sally Holden and Paul Hazell have indicated to the Company that they intend to re-elect our current directors and approve Proposals 1-5. As of the Record Date, Canvasback Company Ltd., Billfighter Investments Limited, Sally Holden and Paul Hazell collectively hold 63,813,408 shares of outstanding common stock, constituting approximately 52% of our outstanding stock. Accordingly, we are not asking for a proxy and you are not requested to send one.

    FIRST MAILING DATE OF NOTICE OF AVAILABILITY OF INFORMATION STATEMENT AND
           POSTING OF INFORMATION STATEMENT ON THE COMPANY'S WEBSITE

This Information Statement, the Notice of Annual Meeting, the Important Notice Regarding Availability of Informational Materials, and the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, including two amendments, (the "Annual Meeting Materials") are being posted on the Company's website at [URL] beginning on or about [DATE]. In addition, the Important Notice of Availability of Informational Materials is being mailed to stockholders on or about [DATE].


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

                REQUESTS FOR COPIES OF THE INFORMATION STATEMENT

The Company is not requesting or soliciting proxies for use at the meeting. The Company will provide an e-mail or a "paper" copy of the Information Statement and other Annual Meeting Materials to any stockholder who requests a copy. Stockholders may request a copy of the Information Statement and other Annual Meeting Materials for this meeting as well as for all future stockholder meetings by calling 1-877-425-3379 or sending an e-mail to INFO@RCA-INC.COM.

                          VOTING SECURITIES OUTSTANDING

As of the Record Date, March 7, 2008, we had 122,082,048 shares of common stock issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder. The Company has no preferred stock issued and outstanding.

                          COST OF INFORMATION STATEMENT

All costs of this Information Statement will be borne by the Company.

          INTEREST OF OFFICERS AND DIRECTORS ON MATTERS TO BE ACTED ON

Our officers and directors have outstanding options, warrants and other convertible securities which they may not be able to exercise unless the Company effects the Share Reorganization. Additionally, one of our officers, Paul Hughes, holds warrants and a convertible debenture that, pursuant to anti-dilution provisions he received prior to becoming an officer, will not be subject to proportionate adjustment in the Reverse Split.

As of the Record Date our officers held the following options, warrants and other convertible securities:

    o Michael Davies, our Chief Executive Officer, Secretary and a director held options to purchase 4,500,000 shares at exercise prices ranging from $0.15 per share to $0.40 per share, all of which would be proportionately adjusted for the proposed Reverse Split. The options would become exercisable if we effect the Share Reorganization.

    o Gordon Davies, our President and a director, held options to purchase 4,500,000 shares of common stock at exercise prices ranging from $0.15 per share to $0.40 per share, all of which would be proportionately adjusted for the proposed Reverse Split. The options would become exercisable if we effect the Share Reorganization.

    o   Paul Hughes, our Chief Financial Officer held:

            o options to purchase 2,000,000 shares at an exercise price of $0.18 per share, all of which would be proportionately adjusted for the proposed Reverse Split, and which would become exercisable if we effect the Share Reorganization.;

            o warrants to purchase 147,000 shares of common stock at an exercise price of $0.22, which will be partially adjusted for the Reverse Split to become warrants to purchase 73,500 shares at an exercise price for $0.22;

            o warrants to purchase 147,000 shares of common stock at an exercise price of $0.24, which will be partially adjusted for the Reverse Split to become warrants to purchase 73,500 shares at an exercise price for $0.24; and

            o a 12% secured convertible debenture with an outstanding balance of $413,153 as of the Record Date, which is not subject to any adjustment for the Reverse Split, on which the principal, interest and six months of future interest is convertible into common shares at a conversion price of $0.20 per share, and upon which conversion Mr. Hughes will receive warrants in number equal to 245% of the shares received in such conversion, half of which will have an exercise price of $0.22 per share and the other half of which will have an exercise price of $0.24 per share. (See "Certain Relationships and Related Transactions" below.) If Mr. Hughes effected a conversion of the convertible debenture, (and exercised all warrants receivable on such conversion) within 60 days of the Record Date, Mr. Hughes could receive up to 9,673,556 shares.

    o   Norman Gish, our Chairman of the Board, and/or his wife Joan Gish held:

            o warrants to purchase 500,000 shares at an exercise price of $0.15 per share, which would not be subject to adjustment for the Reverse Split;

            o options to purchase 4,000,000 shares at an exercise price of $0.075 per share, which commence vesting on the completion of the proposed Share Reorganization and then vest over 18 months at the rate of 222,222 shares per month, which have a term of 10 years, and which would be proportionately adjusted for the proposed Reverse Split;

            o warrants to purchase 350,000 shares of common stock at an exercise price of $0.20, which will be partially adjusted for the Reverse Split to become warrants to purchase 175,000 shares at an exercise price for $0.20;

            o warrants to purchase 50,000 shares of common stock at an exercise price of $0.22, which will be partially adjusted for the Reverse Split to become warrants to purchase 25,000 shares at an exercise price for $0.22;

            o warrants to purchase 50,000 shares of common stock at an exercise price of $0.24, which will be partially adjusted for the Reverse Split to become warrants to purchase 25,000 shares at an exercise price for $0.24;

            o a 12% secured convertible debenture with an outstanding balance of $317,457 as of the Record Date, which is not subject to any adjustment for the Reverse Split, on which the principal, interest and six months of future interest is convertible into common shares at a conversion price of $0.12 per share; and

            o a 12% secured convertible debenture with an outstanding balance of $52,597 as of the Record Date, which is not subject to any adjustment for the Reverse Split, on which the principal, interest and six months of future interest is convertible into common shares at a conversion price of $0.12 per share; and

            o a 12% secured convertible debenture with an outstanding balance of $109,726 as of the Record Date, which is not subject to any adjustment for the Reverse Split, on which the principal, interest and six months of future interest is convertible into common shares at a conversion price of $0.12 per share.

Other than as described above, no officer or director has a substantial or material interest in the favorable action regarding the Proposals.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table discloses, in tabular format, information regarding our equity securities authorized for issuance pursuant to any compensation plans as of the end of our fiscal year ended June 30, 2007.

---------------------------------------- -----------------------  --------------------------- -----------------------
                                                                                               Number of Securities
                                                                                                remaining available
                                                                                                for future issuance
                                                                                                   under equity
                                         Number of Securities to        Weighted-average        compensation plans
                                         be issued upon exercise       exercise price of       (excluding securities
                                         of outstanding options,      outstanding options,      reflected in column
            Plan Category                  warrants and rights        warrants and rights                (a))
---------------------------------------- -----------------------  --------------------------- -----------------------
                                                  (a)                          (b)                       (c)
---------------------------------------- -----------------------  --------------------------- -----------------------
Equity compensation plans approved
by security holders                                     -                         -                       -
---------------------------------------- -----------------------  --------------------------- -----------------------
Equity compensation plans not approved
by security holders                            24,250,085                     $0.30                       -
---------------------------------------- -----------------------  --------------------------- -----------------------
                Total                          24,250,085                     $0.30                       -
---------------------------------------- -----------------------  --------------------------- -----------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, to the knowledge of the Company, regarding the beneficial ownership of our common stock (including common stock acquirable within 60 days pursuant to options, warrants, conversion privileges or other rights) as of March 7, 2008 (i) by each of the our directors and executive officers, (ii) all executive officers and directors as a group, and (iii) all persons known by us to own beneficially more than 5% of our common stock. All persons listed have sole voting and investment power over the indicated shares unless otherwise indicated.

                                           BENEFICIAL OWNERSHIP      PERCENT OF
BENEFICIAL OWNER (1)                       NUMBER OF SHARES (2)       TOTAL (2)

Mr. Michael C. Davies, (12)                      264,500 (3)             0.2%
Chief Executive Officer, Secretary
and Director

Mr. Gordon W. Davies, (12)                       517,400 (4)             0.4%

President and Director
Paul Hughes, (12)                                620,000 (5)             0.5%
Chief Financial Officer

Norman Gish                                    5,398,166 (6)            4.2%
Chairman of the Board

All Officers and Directors as a Group
(4 persons)                                    6,800.066 (7)             5.3%

John Benjamin (12)                            29,947,408 (8)           24.7 %

Paul Hazell (12)                              17,941,000 (9)           14.7%

Sally Holden (12)                             13,800,000 (10)          11.3%

Pala Investments Holdings Limited (13)        65,090,308 (11)          52.5%

Randy Ricker (14)                              7,570,925              6.2%

      (1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible instruments currently exercisable or convertible, or exercisable or convertible within 60 days of March 7, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
      (2) Based upon 122,082,048 shares issued and outstanding on March 7, 2008. Percentages are rounded to the nearest tenth of a percent.

      (3) Includes 264,500 issued and outstanding shares. Excludes 4,500,000 shares issuable upon exercise of stock options which are not exercisable until we complete a reverse split or increase the number of our authorized shares.
      (4) Includes 517,400 issued and outstanding shares. Excludes 4,500,000 shares issuable upon exercise of stock options which are not exercisable until we complete a reverse split or increase the number of our authorized shares.
      (5) Includes 620,000 issued and outstanding shares. Excludes 294,000 shares issuable on the exercise of warrants, 2,103,890 shares issuable upon the conversion of a $420,778 secured convertible debenture, 5,155,337 shares issuable on the exercise of warrants receivable on the conversion of the secured convertible debenture, 2,000,000 shares issuable upon exercise of stock options all of which are not exercisable until we complete a reverse split or increase the number of our authorized shares.
      (6) Includes 450,000 issued and outstanding shares, warrants for the purchase of 950,000 shares and 3,998,166 shares issuable on the conversion of convertible debentures held by Mr. Gish or his wife Joan Gish. Excludes 4,000,000 shares underlying options which commence vesting on the completion of the Share Reorganization.
      (7) Includes 1,851,900 issued and outstanding shares and warrants for the purchase of 950,000 shares and 3,998,166 shares issuable on the conversion of convertible debentures held by Mr. Gish or his wife Joan Gish.
      (8) Canvasback Company Ltd ("Canvasback") is wholly owned by AGM International, Inc., of which Mr. Benjamin is the sole stockholder. Includes 28,072,408 issued and outstanding shares and 1,875,000 shares issuable on the exercise of warrants. Excludes shares of common stock which Canvasback will be entitled to receive on the conversion of the New Convertible Note after we increase our authorized shares of common stock or effect a reverse split of our common stock, such that we have sufficient authorized shares of common stock available to allow the conversion of this note. See the "Canvasback Note" under Proposal 2.
      (9) Includes 17,891,000 issued and outstanding shares and 50,000 shares issuable upon the exercise of stock options.
      (10) Includes 4,400,000 in the name of Sally Holden, 5,800,000 shares in the name of Eric Holden, 400,000 shares in the name of Roberta Holden and 3,200,000 shares in the name of Figaro Holdings, Inc.
      (11) Includes 3,000,000 shares issuable on the exercise of currently outstanding warrants, warrants for 2,000,000 shares issuable upon advancing the second tranche of $2,000,000 pursuant to Pala's secured convertible debenture and 63,090,308 shares beneficially owned by Michael C. Davies, Gordon W. Davies, Paul Hughes, Sally Holden, Paul Hazell and Canvasback Company Limited, to which shares Pala holds voting control for limited purposes pursuant to a Voting Agreement. Under the Voting Agreement, Pala and the six stockholders must vote all of their Company shares as necessary to elect a designee of Pala to our Board of Directors and to effect the Share Reorganization which is the subject of Proposal 2. To the extent any of the other six stockholders does not vote his or her shares according to the Voting Agreement, Pala has an irrevocable proxy to vote such person's shares pursuant to the agreement. For more information regarding the Voting Agreement, see "Voting Agreement" under Proposal 2. Excludes 21,428,571 shares which Pala is entitled to receive on the conversion of Tranche 1 of its secured convertible debenture following the implementation of the Share Reorganization described in Proposal 2 and 14,285,714 shares which Pala is entitled to receive on the conversion of Tranche 2, if such tranche is advanced, of its secured convertible debenture following the implementation of the Share Reorganization described in Proposal 2. See "Pala Secured Convertible Debenture" under Proposal 2.
      (12) c/o Reclamation Consulting and Applications, Inc., 940 Calle Amanecer, Suite E, San Clemente, California, 92673.
      (13)  12 Castle Street, St Helier, Jersey, JE2 3RT, Channel Islands, Attn:
            Ms. Susan Garrod, Director. (14) 6030 N. Street, Omaha, Nebraska 68117-1635.

                    DIRECTORS AND OFFICERS OF THE REGISTRANT

Our executive officers and directors, and their respective ages as of March 7, 2008, are as follows:

Name                         Age        Position
----                         ---        --------

Gordon W. Davies             39         President and Director

Michael C. Davies            38         Chief Executive Officer, Secretary and
                                        Director

Paul Hughes                  37         Chief Financial Officer

Norman Gish                  72         Chairman of the Board

GORDON W. DAVIES currently serves as our President and as a Director, positions he has held since December 1997. From 1991 to 1994, Mr. Davies served as an Accounts Executive for Innovative Environmental Services, Ltd., a company primarily involved in the sales and marketing of wastewater treatment equipment in Vancouver, British Columbia, Canada. During 1993, he was employed for some time as a Sales Manager for Transenviro, Inc., an international supplier of wastewater treatment equipment and process design engineering located in Irvine, California. Subsequently, from 1994 to 1996, Mr. Davies, was employed as a Sales/Marketing & Proposals Manager for Babcock King-Wilkinson, LP, a limited partnership involved in the business of wastewater treatment system process design/engineering and equipment supply operations on a worldwide basis located in Irvine, California.

From 1996 to 2000, Mr. Davies served as a Director and the President of Aquadynamic Technologies, Inc. and as a Director of its wholly owned subsidiary, Aquatek, Inc. From 1996 to 1998, Mr. Davies also served as the General Manager of Wil-Flow, Inc.

MICHAEL C. DAVIES currently serves as our Chief Executive Officer, Secretary and as a Director. He served as our Chief Executive Officer since April 2006, and as our Vice President and a Director since December 1997. From 1988 to 1991, Mr. Davies served as the Owner/Manager of Fuel Oil Polishing Company, a company located in Vancouver, British Columbia, Canada, and primarily involved in the sales, marketing and project management of fuel oils polishing within the Province of British Columbia. Subsequently, from 1991 to 1993, he served as an Accounts Executive with Innovative Environmental Services, Ltd., a company primarily involved in the sales and marketing of wastewater treatment equipment in Vancouver, British Columbia, Canada. From 1993 to 1994 he served as the Marketing Manager for Transenviro, Inc., an international supplier of wastewater treatment equipment and process design engineering located in Irvine, California. From 1994 to 1996, Mr. Davies served as the Marketing Manager for Babcock King-Wilkinson, LP, a wastewater treatment business located in Irvine, California. From 1996 to 2000, Mr. Davies also served as the Vice President and Director for Aquadynamic Technologies, Inc., and its wholly owned subsidiary, Aquatek, Inc. Aquadynamic Technologies, Inc. is an engineering design business and supplier of computer-automated process and motor control systems for water and wastewater treatment systems.

From 1996 to 1998 Mr. Davies also served as the Vice President of Sales and as a Director for Wil-Flow, Inc., the sole supplier of a patented Rapid Gravity Dewatering ("RGD") wastewater sludge dewatering system.

PAUL HUGHES currently serves as our Chief Financial Officer, a position he has held since June 2007. From June 2007 until February 2008, Mr. Hughes also served as our Chief Operating Officer. From July 2005 to December 2006, Mr. Hughes was the Chief Operating Officer of Dynamotive Energy Systems Corporation, a company located in Vancouver, Canada. In April 2002, he co-founded Tersus Energy PLC, a company listed on Alternative Investment Market ("AIM"), and served as its Chief Operating Officer until June 2005. From December 2000 to April 2002, Mr. Hughes served as the Managing Director for Europe and Global Head of Capital Projects of Pantellos Group, a European business-to-business e-commerce company focusing on the provision of supply chain solutions to utility and energy sectors. He is an Associate Chartered Accountant and holds an Executive MBA from Ashridge Business School in the United Kingdom. He also headed U.S. business development and strategic planning for TXU, Inc. in North America and has negotiated multiple transactions across Europe.

NORMAN GISH currently serves as our Chairman of the Board, a position he has held since March 4, 2008. Until December 31, 2007, Mr. Gish was President of Gish Consulting Inc., a company he founded in April 2001 to provide consulting services to oil & gas, pipeline, power and related industries. Mr. Gish also serves as a director for Superior Plus Inc., Provident Energy Ltd; and is a director and Chairman of Railpower Technologies Corp. and Quadrise Canada Corporation. Prior to founding Gish Consulting, Inc., Mr. Gish served as Chairman, President and CEO of Alliance Pipeline Ltd. and Aux Sable Liquid Products Inc., as well as serving in executive officer and director capacities for a number of other companies, primarily in the energy and mining industries.

TERM OF OFFICE

Our directors are elected for a one-year term to hold office until the next annual general meeting of our stockholders, or until removed from office in accordance with our bylaws and applicable law. Our officers are appointed by our Board of Directors and hold office until removed by the Board.

FAMILY RELATIONSHIPS

Mr. Gordon W. Davies, our President and Director, is the brother of Michael C. Davies, our Chief Executive Officer, Secretary and Director. Other then the foregoing relationship, there are no family relationships among our officers and directors.

VOTING AGREEMENT

Pursuant to a Voting Agreement with Pala, our officers and directors and our three largest stockholders have agreed to vote their shares as necessary to elect a designee of Pala to our Board of Directors. Pursuant to the Voting Agreement, Pala and the six other stockholders who are party to the agreement must vote all of their Company shares as necessary to elect a designee of Pala to our Board of Directors and to effect the Share Reorganization which is the subject of Proposal 2. To the extent any of the six stockholders does not vote his or her shares according to the Voting Agreement, Pala has an irrevocable proxy to vote such person's shares pursuant to the agreement. As of the Record Date, Pala had not selected a Board designee. For more information regarding the Voting Agreement, see "Voting Agreement" under Proposal 2.

Except for the Voting Agreement, there are not any arrangements or understanding between any of the directors or officers of our Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

During the fiscal year ended June 30, 2007, the entire Board met 14 times and acted 6 times by unanimous written consent. During fiscal year 2007, no director attended fewer than 75% of the aggregate number of meetings of the Board.

The Board does not have audit, nominating or compensation committees or committees performing similar functions.

AUDIT COMMITTEE AND FINANCIAL EXPERT DISCLOSURES

Section 301 of the Sarbanes-Oxley Act of 2003, and SEC regulations implementing that provision require that public companies disclose a determination by their Board of Directors as to the existence of a financial expert on their audit committee and, if none is determined to exist, that the Board of Directors has determined that no one serving on its Board of Directors meets the qualification of a financial expert as defined in the Sarbanes-Oxley Act and implementing regulations.

As of the Record Date, we have not created any standing committees of the Board of Directors, including an audit committee. We also disclose that our Board has determined that we have not, and we do not, possess on our Board of Directors anyone who qualifies as an audit committee financial expert and, unless and until one is identified and agrees to serve, we will continue to rely on outside professional consultants who advise us with respect to audit matters.

NO NOMINATING COMMITTEE

Because the Board of has not formed a nominating committee, the Board acts as a group in considering director nominations. Given the small number of directors and the lack of independent directors, our Board does not believe establishing a nominating committee would benefit the Company.

With respect to the nominations process, the directors do not operate under a written charter, or under any other formal procedures or polices with regard to nominations. On an informal basis, the Board considers and reviews, from time to time, the appropriate size and composition of the Board and anticipates future vacancies and needs of the Board. In evaluating possible nominees, the Board considers, among other things, the background, experience, education and knowledge of a candidate, his familiarity with the employment placement industry and related industries, his experience with publicly-traded entities, and his integrity and judgment. The Board considers the potential contribution a candidate will bring to the backgrounds, experience, and skills of the existing Board. The Board also considers a candidate's ability to devote sufficient time and effort to his duties as a Director. After evaluation and review of candidates who meet the Board's criteria, the Board considers its then current needs and selects the nominees that best suit those needs.

Our Board is willing to consider candidates recommended by our stockholders, but does not have in place any formal procedures for the submission of such recommendations. The Board intends to consider and evaluate director candidates recommended by security holders using the same criteria as director candidates recommended by the Board.

NO COMPENSATION COMMITTEE

Our Board has not formed a compensation committee and the Board acts as a group in considering compensation matters. Because of the small number of directors and the lack of independent directors, our Board does not believe establishing a compensation committee would benefit the Company.

Our Board has not adopted any formal policies and procedures for the consideration of executive and director compensation. Michael and Gordon Davies serve as executive officers of the Company and as two of our three directors, and both participate in the consideration of executive and director compensation.

The Board has not conducted any formal analysis of appropriate executive and director compensation, nor has the Board employed any compensation consultants. Rather the Board's determination as to the compensation to be received by officers is based on the compensation received by officers in similarly situated companies.

STOCKHOLDER COMMUNICATIONS

Any stockholder who wishes to send any communication to the Board should send such communication to: Board of Directors, 940 Calle Amanecer, Suite E, San Clemente, California, 92673. Any such communication will be relayed to each Board member.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company:

(1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

(2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and persons who are the beneficial owners of more than 10% of the common stock of the Company are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon review of the copies of such reports furnished to us during, and with respect to, the fiscal year ended June 30, 2007 or any written representations we received from a director, officer, or beneficial owner of more than 10% of our common stock that no other reports were required during that period, we believe that, for the fiscal year ended June 30, 2007, all Section 16(a) filing requirements applicable to our reporting persons were met with the following exceptions:

John Benjamin, AGM International, Ltd., and Canvasback failed to file a Form 3 or Form 5 for shares held by Canvasback Company Ltd ("Canvasback") and beneficially held by John Benjamin and AGM International, Ltd. John Benjamin is the sole stockholder of AGM International, Ltd., of which Canvasback is a wholly-owned subsidiary . On June 1, 2007, following our repurchase of certain convertible notes and warrants held by four other investors, convertible notes held by Canvasback became immediately exercisable giving Canvasback the right to purchase in excess of 10% of our outstanding common stock. Additionally, Mr. Benjamin failed to file a Form 3 or Form 5 for the acquisition of shares in excess of 10% of our outstanding common stock from Randy Ricker on or about April 24, 2007.

Paul Hughes failed to file a Form 3 on a timely basis for (i) shares deemed beneficially owned by him following his purchase of a secured convertible debenture on May 31, 2007, or (ii) his becoming an officer of the Company on June 11, 2007. Mr. Hughes filed a Form 3 on August 10, 2007.

CODE OF ETHICS

We have adopted a Code of Ethics applicable to our principal executive officers, principal financial officers, principal accounting officers or controllers, or persons performing similar functions. Our Code of Ethics has been filed as an Exhibit to our Annual Report on Form 10-KSB for the fiscal year 2005 and is available upon request by writing to our Company at the address set forth on the first page of this Annual Report.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table reflects compensation paid or accrued during the indicated fiscal years (ending on June 30th of the indicated year) with respect to compensation paid or accrued by us to or on behalf of our executive officers.

                           SUMMARY COMPENSATION TABLE

Name and Principal Position    Year  Salary ($)  Option Awards   Compensation($)    Total($)
---------------------------    ----  ----------  -------------   ---------------    --------
Michael C. Davies, CEO,        2007  $135,200                                      $135,200 (1)
  Secretary and Director

Gordon W. Davies, President    2007  $135,200                                      $135,200 (1)
  and Director

Paul Hughes, CFO               2007    $7,800     $539,373 (2)                     $547,173 (1)(3)

      (1) Does not include benefits or prerequisites provided by the Company. The total aggregate value of all benefits and prerequisites provided by the Company to named executives in fiscal 2007 was less then $10,000.

      (2) On June 11, 2007, we agreed to issue Mr. Hughes options to purchase 2,000,000 shares of our restricted common stock at an exercise price of $0.175 per share. The options were fully vested upon issuance and will expire on June 10, 2012.

      (3) Does not include (i) the 500,000 shares received by Mr. Hughes for furnishing a personal guarantee of a secured convertible debenture sold by the Company prior to his appointment as an officer, or (ii) any interest earned on, or conversion rights relating to, the secured convertible debenture purchased by him from the Company prior to his appointment as an officer.

EMPLOYMENT AGREEMENTS

GORDON DAVIES AND MICHAEL DAVIES

On January 6, 2005, we entered into employment agreements with Mr. Gordon Davies to serve as our President and with Mr. Michael Davies to serve as our Executive Vice President and Chief Financial Officer, each for a term of five years and at a compensation rate of $135,200 per annum for the first year of employment, and increasing by 20% on each anniversary date of their respective employment agreements, provided we achieve a minimum net profit of $250,000 in that particular fiscal year. In addition, the employment agreements provide for bonuses on a sliding scale based on us achieving certain levels of net profits in each fiscal year. Mr. Davies's employment agreement was subsequently orally amended to have him serve as our Chief Executive Officer and Secretary rather then as Executive Vice President and Chief Financial Officer, but all other terms of his employment agreement remain in effect. The terms of this oral amendment were formally memorialized on March 4, 2007. Pursuant to the employment agreements, we have agreed to pay each of these executive officers a bonus equal to 10% of their base salary in any fiscal year in which our net profit equals or exceed $250,000. This percentage increases on a sliding scale as net profits in any fiscal year over the five year contract term increase above $500,000, with a bonus equal to 100% of base salary if we realize a net profit of $2,500,000 or more in any fiscal year. In addition, the employment agreements grant Mr. Gordon Davies and Mr. Michael Davies options to purchase 2,500,000 shares of our restricted common stock, 1,500,000 of which were carried over from our previous employment agreement with Mr. Gordon Davies and Mr. Michael Davies. These options vested according to the following schedule:
500,000 options vested on January 15, 2002 at an exercise price of $0.40 per share, 500,000 options vested on January 15, 2003 at an exercise price of $0.40 per share, 500,000 options vested on January 15, 2004 at an exercise price of $0.40 per share, and on January 15, 2005, 1,000,000 options vested at an exercise price of $0.25 per share. On June 15, 2006 additional option were granted to Mr. Gordon Davies and Mr. Michael Davies each to purchase 2,000,000 restricted common stock at an exercise price of $0.15 per share. However, Mr. Gordon Davies and Mr. Michael Davies each executed a letter agreement dated effective December 31, 2007 in which each of them relinquished all vesting rights to their options until such time as we complete a reverse split or increase the number of our authorized shares. Each of the employment agreements contain certain protective and other provisions, including a death or disability benefit of 3 months' pay plus 3 months' benefits.

PAUL HUGHES

On June 11, 2007, we entered into an Employment Agreement with Mr. Hughes which provided for him to serve as our Chief Financial Officer and Chief Operating Officer at an annual salary of $135,200. On March 4, 2008, this agreement was amended to provide that Mr. Hughes would continue to serve as Chief Financial Officer but would no longer serve in the capacity of Chief Operating Officer. Pursuant to the agreement, we will increase his annual salary to $162,240 on June 11, 2008, provided that our net profit equals or exceeds $250,000. Mr. Hughes is also entitled to an annual bonus in the amount of 10% of his annual salary in the event that our net profit equals or exceeds $250,000. Thereafter, for each additional $250,000 we earn in net profit, Mr. Hughes is entitled to receive an additional bonus in the amount of 10% of his annual salary, up to a total of 100% of his annual salary. We have also agreed to issue Mr. Hughes options to purchase 2,000,000 share of our restricted common stock at an exercise price of $0.175 per share. The options were fully vested upon issuance and will expire on June 10, 2012, however, Mr. Hughes executed a letter agreement dated effective December 31, 2007 in which he relinquished all vesting rights to the options until such time as we complete a reverse split or increase the number of our authorized shares. The Employment Agreement has a term of two years and will automatically renew for one-year periods thereafter unless Mr. Hughes is notified by us of our intent to not renew the Employment Agreement at least 30 days prior to the expiration of the term. We may terminate the Employment Agreement at any time with cause. Either party to this agreement has the right to terminate this agreement with 30 days' notice after June 11, 2008. If we terminate the Employment Agreement without cause on or before June 10, 2008, we are required to pay Mr. Hughes his annual salary as though he had remained employed by us through June 10, 2008, provided that he executes and delivers a general release of claims in a form acceptable to us and was not in material breach of any provisions of the Employment Agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL END

The following table provides information concerning outstanding equity awards held by our named executive officers at the end of fiscal 2007.

                      Number of
                     Securities
                     Underlying
                     Unexercised
                       Options              Option           Option
                         (#)               Exercise        Expiration
      Name           Exercisable           Price ($)          Date
-----------------    -----------           ---------       ----------

Michael C. Davies     1,500,000              $0.40           1/15/10
                      1,000,000              $0.25           6/30/08
                      2,000,000              $0.15           6/30/08

Gordon W. Davies      1,500,000              $0.40           1/15/10
                      1,000,000              $0.25           6/30/08
                      2,000,000              $0.15           6/30/08

Paul Hughes           2,000,000             $0.175           6/10/12

COMPENSATION OF DIRECTORS

During our last fiscal year all of our directors were also our named executive officers. Thus, information concerning their compensation has already been discussed above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH RELATED PERSONS

PAUL HUGHES

On May 30, 2007, as part of a secured convertible debenture offering, we sold $400,000 of secured convertible debenture to Mr. Hughes, our current Chief Financial Officer. This transaction was consummated prior to Mr. Hughes becoming our Chief Financial Officer. The debenture carries simple interest of 12% per annum and matures on November 29, 2008. Interest is payable monthly, with the principal due on the maturity date.

Prior to the maturity date, Mr. Hughes has the option to convert the outstanding balance of principal, unpaid interest, and/or up to six months of future interest into shares of our common stock at a price that is the lower of (i) $0.20 per share or (ii) the simple moving average of our common stock on the OTC Bulletin Board over 10 consecutive trading days commencing on May 25, 2007.

Mr. Hughes will receive warrants in a number equal to 245% of the shares he received in any such conversion. Fifty percent of the warrants issued in any conversion will have an exercise price of $0.22 per share while the remaining warrants will have an exercise price of $0.24 per share. The warrants expire three years after issuance. In the event that the closing price of our common stock equals or exceeds $0.80 per share for 20 consecutive trading days, we have the option to cancel the unexercised warrants after providing Mr. Hughes with 45-days prior written notice. The debenture would not be subject to adjustment for the Reverse Split to be effected under the proposed Share Reorganization.

The obligations under the debenture are secured by a security interest in all of our assets. On the occurrence of a event of default, Mr. Hughes may accelerate the maturity date, commence legal action against us and foreclose on our assets.

Both our CEO, Michael C. Davies, and our President, Gordon W. Davies, provided personal guaranties of our obligations under the debenture to Mr. Hughes. The guaranties make our CEO and President personally responsible to Mr. Hughes for satisfaction of our obligations under the debenture. In addition, Mr. Hughes has provided a guaranty of our obligations under the debentures to the other investors in the offering, pursuant to an arrangement between the investors.

In consideration of the personal guaranty Mr. Hughes provided to other investors of our obligations under the secured convertible debentures, we committed to issue Mr. Hughes 500,000 shares of our common stock in June 2007 and issued these shares to him in July 2007.

Mr. Hughes has agreed not to exercise warrants, options and/or convertible instruments for the purchase of 9,114,228 shares of common stock until such time as we complete a reverse split or increase the number of our authorized shares.

JOHN BENJAMIN AND CANVASBACK COMPANY LIMITED

Canvasback Company Ltd. ("Canvasback") is currently our largest stockholder and has periodically infused capital into our company in the form of unsecured debt to allow it to meet its financial obligations and continue operations. Canvasback is wholly-owned by AGM International, Ltd., a company organized under the laws of the country of Anguilla. John Benjamin, a resident of Anguilla, is AGM International's sole stockholder.

CONVERTIBLE PROMISSORY NOTES

Pursuant to the framework of the Note Purchase Agreement dated October 17, 2006, as twice amended, we issued unsecured promissory notes to Canvasback which as of July 18, 2007 had an outstanding balance of $3,203,890. These unsecured promissory notes carried interest of 10% per annum and were convertible into shares of our common stock at conversion prices of $0.025 and $0.05 per share. Pursuant to the last amendment to the Note Purchase Agreement on July 18, 2007, Canvasback converted $1,787,800 of this debt into 65,000,000 shares of our common stock at an average conversion price of $0.0275 per share and received a new consolidated note for the remaining balance of $1,787,800. All of Canvasback's prior notes were cancelled. The Canvasback Note may be converted in whole or part, at the option of Canvasback, into our common stock at a conversion price of $0.025 per share, but such conversion may only be made if we effect an increase in its authorized shares of common stock or a reverse split of its common stock, such that we have sufficient authorized shares of stock available to allow the conversion of the new note. The conversion price would be proportionately adjusted for the Reverse Split to be effected pursuant to the Share Reorganization discussed under Proposal 2. For more information regarding the Canvasback Note and related transactions, please see "Canvasback Note" under Proposal 2.

Amendment No. 2 prohibits Canvasback from transferring the new convertible note to any third party without our prior written approval.

Additionally, contractual "trickle-out" provisions in Amendment No. 2 prevent Canvasback from selling in any one month any amount of shares converted pursuant to the Note Purchase Agreement, as amended, in excess of 5% of our outstanding shares for the next three years. In the event we were to become listed on the TSX Venture Exchange in Toronto, Canada, any share escrow agreement that may be requested and entered into by Canvasback and us by such exchange would supersede the terms of the trickle-out provisions in Amendment No. 2.

SECURED REVOLVING LINE OF CREDIT AGREEMENT

On July 18, 2007, we also entered into a Secured Revolving Line of Credit Agreement (the "Credit Agreement") and Security Agreement with Canvasback. Pursuant to the Security Agreement, we have also issued a Secured Promissory Note to Canvasback for the $3,000,000 line of credit. We collectively refer to the Credit Agreement, the Security Agreement and the Secured Promissory Note as the "Loan Documents" in this Annual Report. The Loan Documents provide us with a $3,000,000 line of credit for two years, secured by all of our assets. However, Canvasback has no obligation to make such advances and the decision to lend such money lies in their sole and complete discretion. The line of credit accrues simple interest at the rate of 12% per annum. All accrued interest as of July 18, 2008 will be payable on July 31, 2008. The principal and the remaining accrued interest will be payable on July 17, 2009.

Commencing on April 26, 2007 and continuing through July 16, 2007, Canvasback advanced funds to us from time to time carrying interest at 12% per annum (the "Interim Loans") pursuant to an oral arrangement to make the Interim Loans advances under a line of credit agreement to be negotiated and signed in the future. Some of the funds advanced to the Company as Interim Loans were loaned to Canvasback by other individuals in order to assist in inducing such individuals in making such loans to Canvasback for the Company's use, the Company issued options to purchase 650,000 shares of Company stock.

As of July 18, 2007, the outstanding balance of principal and accrued interest of the Interim Loans was $598,193. Pursuant to the Credit Agreement, this balance of $598,193 was converted into an advance under the line of credit effective July 18, 2007 and will be due and payable in accordance with the terms of the Loan Documents.

In the event of a default, the Loan Documents allow Canvasback to suspend the making of further advances, accelerate the maturity date, commence legal action against us, and foreclose on all of our assets.

TEMPORARY RELINQUISHMENT OF EXERCISE AND CONVERSION RIGHTS

Canvasback has agreed not to exercise warrants, options and/or convertible instruments for the purchase of 1,875,000 shares of common stock until such time as we complete a reverse split or increase the number of our authorized shares.

PAUL HAZELL

In April 30, 2007, we issued options to purchase 50,000 shares of our common stock to Paul Hazell as an inducement for him to loan $50,000 to Canvasback which Canvasback could then loan to the Company. Mr. Hazell was not interested in investing directly into the Company himself due to the Company's financial condition but was willing to loan money to Canvasback for use by the Company with the inducement of the options. These options were fully vested on issuance, have an exercise price of $0.25 per share, and have a term of three years from issuance.

MICHAEL C. DAVIES, GORDON W. DAVIES AND FRED DAVIES

Our CEO, Michael C. Davies, and our President, Gordon W. Davies, provided personal guaranties of our obligations under the secured convertible debentures. The guaranties make our CEO and President personally responsible to the purchasers of the secured convertible debentures for satisfaction of our obligations under the secured convertible debenture issued to the Debenture Holders. Bandit Yacht Investments, Ltd., a company controlled by Fred Davies, who is the father of our CEO and our President and a stockholder of our company, also granted a mortgage and provided a guaranty of our obligations under the Debenture to 0761291 B.C. Ltd. In consideration for this mortgage and guaranty, we committed to issue Fred Davis 500,000 shares of our common stock in May 2007 and issued these shares to him in July 2007.

Michael Davies and Gordon Davies have each agreed not to exercise 4,500,000 previously issued stock options until such time as we complete a reverse split or increase the number of our authorized shares.

NORMAN GISH

STOCK OPTIONS

On March 4, and in connection with his appointment as Chairman of the Board, we granted Mr. Gish options to purchase 4,000,000 shares of our common stock at an exercise price of $0.075 per share. These options have a term of ten years and commence vesting on completion of our proposed Share Reorganization. Following the Share Reorganization, and for so long as Mr. Gish continues to serve as Chairman of the Board, his options will vest over 18 months at the rate of 222,222 shares per month. The options are subject to proportional adjustment for the Share Reorganization.

ADVISORY BOARD AGREEMENT

On October 16, 2006, we entered into an Advisory Board Services Agreement with Norman Gish, pursuant to which we engaged him to assist us in our efforts to increase exposure of our Alderox(R) line of products in the mining, oil sands, and drilling industries in Canada. As compensation for the Advisor's advisory services, on October 16, 2006, we issued warrants to Mr. Gish for the purchase of 500,000 shares of our common stock at a price of $0.15 per share. The warrants were immediately vested on issuance and expire October 16, 2011, and are not subject to adjustment for the reverse split to be completed as part of the Share Reorganization. Pursuant to the agreement, the period of engagement commenced on October 16, 2006 and terminated on October 16, 2007. However, following October 16, 2007 and continuing until his appointment to our Board of Directors on March 4, 2008, Mr. Gish continued serving on our advisory board for no additional compensation.

$300K DEBENTURE

On September 10, 2007, we entered into an oral agreement with Joan A. Gish, the wife of Norman Gish, pursuant to which Ms. Gish loaned us $300,000. We memorialized our oral agreement with Ms. Gish through a convertible debenture dated September 11, 2007 in the amount of $300,000 (the "$300K Debenture). Ms. Gish is the wife of Norman Gish, who serves on our Advisory Board and as the Chairman of our Board of Directors.

The $300K Debenture carries simple interest of 12% per annum and matures on March 10, 2009. Interest is payable monthly, with the principal due on the maturity date. At any time prior to the maturity date, Ms. Gish has the option to convert the outstanding balance of principal, unpaid interest, and/or up to six months of future interest into shares of our common stock at a conversion price of $0.12 per share. There is no provision requiring the adjustment of the conversion price in the event of any reverse or forward stock split.

In connection with the issuance of the debenture, we also issued Ms. Gish warrants to purchase up to 300,000 shares of our common stock. The warrants have an exercise price of $0.20 per share and expire September 10, 2010. The warrant exercise price is subject to be adjusted downwards to reflect forward stock splits, but may not be adjusted upwards for reverse stock splits or stock dividends. The warrants have call rights, providing us with the option of cancelling unexercised warrants in the event that the closing price of our common stock equaled or exceeded $0.80 per share.

On the occurrence of any of the following events, Ms. Gish may accelerate the maturity date of the $300K Debenture and commence legal action against us:

      o     our failure to make payments under the debenture when due;

      o we become insolvent or make a general assignment for the benefit of our creditors;

      o     any dissolution or termination of our existence; or

      o our failure to fulfill our obligations under the debenture for at least 14 days after written notice of such failure by Ms. Gish.

$50K DEBENTURE

On March 4 2008 we memorialized an oral agreement with Ms. Gish by executing a convertible debenture with Ms. Gish dated effective October 1, 2007 for the amount of $50,000 (the "$50K Debenture"), which was the outstanding balance of a loan made to us by Ms. Gish. On approximately October 1 2007, Ms. Gish loaned us $50,000 pursuant to an oral agreement for this loan to receive similar terms to that of the debenture she received effective September 11, 2007.

The $50K Debenture matures on April 1, 2009 and has substantially identical terms to the $300K Debenture earlier issued to Ms. Gish.

In connection with the issuance of the $50K Debenture, we also issued to Ms. Gish warrants to purchase up to 50,000 shares of our common stock. The warrants have an exercise price of $0.20 per share and expire October 1, 2010. The warrant exercise price is subject to downward adjustment to reflect forward stock splits, but may not be adjusted upwards for reverse stock splits or stock dividends. The warrants have call rights, providing us with the option of canceling unexercised warrants in the event that the closing price of our common stock equaled or exceeded $0.80 per share.

105K DEBENTURE

On October 23, 2007 we executed a convertible debenture with Norman Gish in the amount of $105,030 (the "$105K Debenture"), which was the outstanding balance of a loan made to us by Mr. Gish pursuant to an oral agreement.

In May 2007, Mr. Gish had advanced $100,000 to us pursuant to an oral agreement for Mr. Gish to receive 12% interest and for the parties to later exercise a written agreement with terms similar to those received by purchasers of our secured convertible debentures then being offered. As of October 23, 2007, the outstanding balance of this loan was $105,030 reflecting $100,000 in outstanding principal and $5,030 in accrued unpaid interest. The $105K Debenture carries simple interest of 12% per annum and matures on April 21, 2009. Interest is payable monthly, with the principal due on the maturity date. At any time prior to the maturity date, Mr. Gish has the option to convert the outstanding balance of principal, unpaid interest, and/or up to six months of future interest into shares of our common stock at a conversion price of $0.12 per share. There is no provision requiring the adjustment of the conversion price in the event of any reverse or forward stock split.

Pursuant to terms of the $105K Debenture, we also issued Mr. Gish warrants to purchase up to 100,000 shares of our common stock. Half of the warrants have an exercise price of $0.22 per share and the other half have an exercise price of $0.24 per share. The warrants expire on May 22, 2010. The warrant exercise price is subject to downward adjustment to reflect forward stock splits, but may not be adjusted upwards for reverse stock splits or stock dividends.

On the occurrence of any of the following events, Mr. Gish may accelerate the maturity date of the Debenture and commence legal action against us:

      o     our failure to make payments under the debenture when due;

      o we become insolvent or make a general assignment for the benefit of our creditors;

      o     any dissolution or termination of our existence; or

      o our failure to fulfill our obligations under the debenture for at least 14 days after written notice of such failure by Mr. Gish.

OTHER LOANS

On approximately October 11, 2007, Ms. Gish loaned us $25,000 pursuant to an oral agreement for this loan to accrue interest at 12% per annum until the loan is repaid.

PALA

On December 12, 2007, we issued a Secured Convertible Debenture to Pala Investments Holdings Limited ("Pala") and in connection with the Convertible Debenture we entered into a number of ancillary documents. For more information regarding the Convertible Debenture and its ancillary documents, please see "Pala Secured Convertible Debenture" under Proposal 2.

    PROPOSAL 1: THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE OUR
                        CORPORATE NAME TO ALDEROX, INC.

The Board of Directors has approved, and recommends that our stockholders approve, an amendment to our Articles of Incorporation to change our corporate name from Reclamation Consulting & Applications, Inc. to Alderox, Inc. in order to better reflect our current line of business. Our patented Alderox(R) ASA-12(R) product is currently our principal product and we believe that changing our name to Alderox, Inc. better communicates our business. The full text of Proposal 1 is included in Exhibit A.

In the event this Proposal is approved, we will effect the name change, we will file an amendment to the Articles of Incorporation with the Secretary of State of Colorado. In connection with this name change, a new trading symbol would be assigned to our common stock on the Over-the-Counter Bulletin Board.

                       IMPACT OF PROPOSAL TO STOCKHOLDERS

In the event this Proposal is approved, there will be no material change to stockholders. The currently outstanding stock certificates evidencing shares of our common stock bearing the name " Reclamation Consulting & Applications, Inc." would continue to be valid and represent shares of our common stock following the name change. You would not have to exchange your existing stock certificates for stock certificates reflecting our new corporate name. However, any stockholder desiring a new form of stock certificate could submit the existing stock certificate to our transfer agent, Computershare Investor Services, for cancellation, and obtain a new form of certificate. The transfer agent may impose a reasonable fee for a voluntary exchange of certificates.

Stockholders should not destroy any stock certificate.

 PROPOSAL 2: THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO EFFECT A 1 FOR 2
   REVERSE STOCK SPLIT OF OUR COMMON STOCK AND TO INCREASE THE NUMBER OF OUR
       SHARES OF AUTHORIZED COMMON STOCK FROM 150,000,000 TO 200,000,000

                                    OVERVIEW

The Board of Directors has approved, and recommends that our stockholders approve, an amendment to our Articles of Incorporation to effect a 1-for-2 reverse stock split of our outstanding common stock (the "Reverse Split") and to increase the number of shares of authorized common stock from 150,000,000 to 200,000,0000 (the "Share Increase"). Collectively we refer to the Reverse Split and Share Increase as the "Share Reorganization." The full text of Proposal 2 is included in Exhibit A.

If this Proposal is approved, we will file an amendment to the Articles of Incorporation with the Secretary of State of Colorado to effect the Share Reorganization. On the filing of such amendment, the number of issued and outstanding shares of our Common Stock would be reduced with each stockholder receiving a ratio of one shares for every two shares currently held, and the number of our authorized shares of common stock will increase to 200,000,000. The par value of the common stock would remain unchanged.

                    THE PURPOSE FOR THE SHARE REORGANIZATION

There are four primary reasons why the Board of Directors believes the Share Reorganization to be necessary.

First, we have outstanding options, warrants, convertible debentures and other convertible securities for which we do not currently have sufficient authorized but unissued shares of common stock. Our Articles of Incorporation currently authorizes the Board of Directors to issue 150,000,000 shares of common stock. As of the Record Date 122,082,048 shares of common stock were issued and outstanding. This does not leave an adequate number of authorized but unissued shares of common stock available for the conversion or exercise of these securities.

Second, we are contractually required to effect the Share Reorganization pursuant to the terms of the Secured Convertible Debenture we issued to Pala Investments Holdings Limited ("Pala") on December 12, 2007. Prior to issuing the Secured Convertible Debenture, our management was already planning to implement a share reorganization substantially similar to that of this Proposal 2. Because the Share Reorganization was necessary both in order to meet our existing contractual obligations and also in order to have sufficient shares available for a potential conversion of the Secured Convertible Debenture, we pledged to effect the Share Reorganization by April 10, 2008. Our failure to meet this deadline would put us in breach of the Pala Secured Convertible Debenture and could result in Pala foreclosing on all of our assets See "Pala Secured Convertible Debenture" below for more information about this transaction.

Third, in Proposal 5, we are requesting our stockholders to approve our 2008 Stock Incentive Plan. Subject to and subsequent to the effecting of the Share Reorganization, the 2008 Stock Incentive Plan would reserve 19,000,000 shares of our common stock for stock options to employees, directors, officers and consultants. Implementation of the plan requires additional authorized but unissued shares of stock to be available to the Company. For more information regarding the plan, please refer to Proposal 5 below.

Fourth, the Share Reorganization would make additional authorized but unissued shares available for the various purposes for which our Board of Directors might wish to use such shares in the future, such as effecting acquisitions, and obtaining financing. At the present time, the Board of Directors has not made any specific plan, commitment, arrangement, understanding or agreement with respect to such additional authorized shares, other than shares needed to cover exercises of options and warrants or conversions of convertible securities and to be reserved for the 2008 Stock Incentive Plan.

                  POTENTIAL EFFECTS OF THE SHARE REORGANIZATION

The immediate effect of the Share Reorganization would be to reduce the number of shares of the outstanding common stock and to increase the trading price of such common stock. Because some of our options, warrants and convertible instruments will not be subject to proportional adjustment for the Reverse Split the Share Reorganization will result in dilution to our stockholders. The effect of the Share Reorganization upon the market price of the common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the common stock after the Share Reorganization will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the Reverse Split or remain at an increased level for any period. The trading price of the common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

              EFFECTS ON SHARE OWNERSHIP BY INDIVIDUAL STOCKHOLDERS

The number of shares of our common stock held by each of our stockholders on the date the Share Reorganization is effected would be reduced by multiplying the number of shares held immediately before the Share Reorganization by 1/2, and then rounding up to the nearest whole share. We will not pay cash to each stockholder in respect of any fractional interest in a share resulting from the Share Reorganization. With regard to our outstanding shares, the Share Reorganization will not substantially affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

Because some of our outstanding options, warrants and convertible instruments have anti-dilution protections and will be subject to limited adjustment or no adjustment at all, the Reorganization is expected to result in dilution to the holders of our outstanding common stock. See "Effect on Share Capitalization" below.

             EFFECT ON OPTIONS, WARRANTS AND CONVERTIBLE INSTRUMENTS

Our outstanding options, warrants and convertible instruments entitling their holders to purchase shares of our common stock would be subject to adjustment as a result of the Share Reorganization, as required by the applicable terms of these securities. Some of these securities are subject to proportional adjustment for the Share Reorganization, while others have anti-dilution protections and will be subject to limited adjustment or no adjustment at all. On the securities that have such anti-dilution protections, the exercise prices and/or the number of shares will not be adjusted, or will be subject to only a partial adjustment. See "Effect on Share Capitalization" below.

                         EFFECT ON SHARE CAPITALIZATION

The following table represents the approximate capitalization of our common stock as of March 7, 2008 and after giving effect to the Share Reorganization assuming it occurred as of such date. In addition to our common stock, we are authorized to issue 5,000,000 shares of preferred stock, none of which is outstanding.

---------------------------- --------------------------- -----------------------
                             Prior to Share              After Giving Effect To
                             Reorganization              Share Reorganization
---------------------------- --------------------------- -----------------------
Issued and Outstanding
Shares                       122,082,048 (1)             61,041,024 (2)
---------------------------- --------------------------- -----------------------
Warrants, Options and
Convertible Instruments      147,540,574  (3)            87,903,537 (4)
---------------------------- --------------------------- -----------------------
Number of Shares Reserved
for 2008 Stock Incentive
Plan                         0                           19,000,000 (5)
---------------------------- --------------------------- -----------------------
Number of  Available
Authorized and Unissued
Shares                       0(6)                        32,055,439 (7)
---------------------------- --------------------------- -----------------------
Total Number of Authorized
Shares                       150,000,000                 200,000,000
---------------------------- --------------------------- -----------------------

1.    Outstanding shares of common stock as of March 7, 2008.
2. Outstanding shares of common stock as of March 7, 2008 after giving effect to the proposed Share Reorganization on such date. In the event the Company issues additional shares of common stock subsequent to March 7, 2008 and the date the Share Reorganization, the actual number then outstanding will differ from that in the table.
3. Number of shares of common stock issuable on conversion or exercise of all warrants, options and convertible instruments (including the warrants issuable on the conversion of Secured Convertible Debentures and warrants issuable on the funding of the second tranche of Pala's Secured Convertible Debenture) as of March 7, 2008. Included in this number is 3,000,000 shares issuable on exercise of warrants held by Pala and 21,428,571 shares issuable on conversion of the first tranche of Pala's Secured Convertible Debenture at a conversion price of $0.14 per share as well as 2,000,000 shares issuable to Pala on the exercise of warrants receivable on funding the second tranche of Secured Convertible Debenture and 14,285,714 shares issuable to Pala at a conversion of the second tranche at $0.14 per share. For more information, please see "Pala Secured Convertible Debenture" below. Also included are 52,231,400 shares of common stock issuable on the conversion of the principal and 3,286,358 shares of common stock issuable on the conversion of interest on the Canvasback Convertible Note at a conversion price of $0.025 per share. For more information, please see "Canvasback Convertible Note" below. Although the conversion rights of Pala's Secured Convertible Debenture and the Canvasback Convertible Note commence only on the effecting of the Share Reorganization, such conversion is assumed for the purposes of this item.
4. Number of shares of common stock issuable on conversion or exercise of all warrants, options and convertible instruments (including the warrants issuable on the conversion of Secured Convertible Debentures and warrants issuable on the funding of the second tranche of Pala's Secured Convertible Debenture) as of March 7, 2008, after giving effect to the proposed Share Reorganization on such date, and assuming such conversions and exercises are effected immediately following such Share Reorganization. Included in this number is 3,000,000 shares issuable on exercise of warrants held by Pala and 10,714,286 shares issuable on conversion of Pala's Secured Convertible Debenture at a conversion price of $0.28 per share (as adjusted for the Share Reorganization) as well as 2,000,000 shares issuable to Pala on the exercise of warrants receivable on funding the second tranche of Secured Convertible Debenture and 7,142,857 shares issuable to Pala at a conversion of the second tranche. Pala's conversion rights pursuant to their Secured Convertible Debenture commences immediately on the effecting of the Share Reorganization. For more information, please see "Pala Secured Convertible Debenture" below. Also included are 26,115,700 shares issuable on the conversion of the principal and 1,750,160 shares issuable on the conversion of interest on the Canvasback Convertible Note at a conversion price of $0.05 per share, (as adjusted for the Share Reorganization), which conversion rights commence immediately on the effecting of the Share Reorganization. For more information, please see "Canvasback Convertible Note" below. To the extent interest accrues on convertible instruments between March 7, 2008 and the date the Share Reorganization is effected, or additional options, warrants or convertible instruments are issued during this period, the actual number of shares issuable on the conversion of warrants, options and convertible instruments will differ from that in the table.

5. Shares of authorized common stock available for issuance, after the reservation of shares for the 2008 Stock Incentive Plan and after assuming the exercise or conversion of all warrants, options and convertible instruments (including the warrants issuable on the conversion of Secured Convertible Debentures) as of March 7, 2008, after giving effect to the proposed Share Reorganization on such date. To the extent interest accrues on convertible instruments between March 7, 2008 and the date the Share Reorganization is effected, or additional shares, options, warrants or convertible instruments are issued during this period, the actual number of available authorized shares of common stock will differ from that in the table.
6. Number of available authorized and unissued shares as of March 7, 2008, not including shares issuable on the conversion or exercise of warrants, options and convertible instruments as of such date and based on all the assumptions stated in footnotes 1 and 3 above..
7. Number of available authorized, unissued shares, available as of March 7, 2008 after giving effect to the Share Reorganization, based on all the assumptions stated in footnotes 2, 4 and 5 above and excluding as not available all shares issuable on the conversion or exercise of warrants, options and convertible instruments as of such date or reserved for the 2008 Stock Incentive Plan. The actual number of authorized, unissued shares following the Share Reorganization may vary.

                       OTHER EFFECTS ON OUTSTANDING SHARES

On the implementation of the Share Reorganization,, the rights and preferences of the outstanding shares of the common stock would remain the same after the Share Reorganization. Each share of common stock issued pursuant to the Share Reorganization would be fully paid and non-assessable.

On the effecting of the Share Reorganization, some stockholders who currently own "round lots of even multiples of 100 shares, may receive "odd-lots" of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots."

                        AUTHORIZED SHARES OF COMMON STOCK

Because the Share Reorganization will decrease the number of outstanding shares of common stock and increase the number of authorized shares of common stock, the number of shares remaining available for issuance under our authorized pool of common stock will increase. Such additional shares of common stock could be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the proposed Share Reorganization has been prompted by contractual, business and financial considerations, stockholders nevertheless should be aware that approval of this Proposal could facilitate future efforts by our management to deter or prevent a change in control of the Company. The Board has no plans to use the additional shares for any such purposes.

                               STOCK CERTIFICATES

As of the effective date of the Share Reorganization, each certificate representing shares of our common stock before the Share Reorganization would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Share Reorganization. All shares, underlying options and warrants and other securities would also be automatically adjusted on the effective date.

If you hold your shares of common stock in a brokerage account or in "street name," you would not be required to take any further action. If you hold stock certificates, you will not have to exchange your existing stock certificates for new stock certificates reflecting the Share Reorganization. However, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to our transfer agent, Computershare Investor Services, 350 Indiana Street, Suite 800, Golden, Colorado, 80401 for cancellation, and obtain a new form of certificate. The transfer agent may impose a reasonable fee for a voluntary exchange of certificates. Stockholders should not destroy any stock certificate.

                                FRACTIONAL SHARES

We will not issue fractional shares in connection with the Share Reorganization. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of common stock to Stockholders who would otherwise be entitled to receive fractional shares of common stock following the Reverse Split, any fractional shares which result from the Reverse Split will be rounded up to the next whole share.

                               NO APPRAISAL RIGHTS

Under the Colorado law, stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Articles of Incorporation to effect the Reverse Split, and we will not independently provide stockholders with any such right.

                       PALA SECURED CONVERTIBLE DEBENTURE

Pursuant to the terms of the Secured Convertible Debenture ("Pala Debenture") we sold Pala Investments Holdings ("Pala") on December 12, 2007 and ancillary agreements, we are required to effect the Share Reorganization by April 10, 2008. The Pala Debenture provides for us to receive $5,000,000 in two tranches: a first tranche of $3,000,000 which funded immediately on closing (the "First Tranche"), and a second tranche of $2,000,000 which we will be entitled to if we meet certain performance benchmarks by December 31, 2008, or which may otherwise be provided at Pala's discretion (the "Second Tranche'). The Pala Debenture carries interest of 12% per annum, compounding quarterly, and matures on December 11, 2010 (the "Maturity Date").

Pala and its affiliated companies together have over 1.7 billion dollars under management and focus on investing in the mining and natural resources sector. Pala is based in Jersey in the United Kingdom. Its exclusive advisor, Pala Investments AG, is based in Zug, Switzerland.

CONVERSION RIGHTS

Prior to the Maturity Date, Pala will have the option to convert the outstanding balance of principal and unpaid interest into shares of our common stock at a conversion price of $0.14 per share. The Pala Debenture requires us to effect a 1 for 2 reverse split of our outstanding common stock and to increase our authorized shares of common stock from 150,000,000 to 200,000,000 (the "Share Reorganization.)" We are required to use best efforts to effect the Share Reorganization by February 10, 2008, and must complete the Share Reorganization no later then April 10, 2008. Pala's conversion rights commence on the effective date of the Share Reorganization and continue until the Maturity Date.

WARRANTS

For every dollar of principal advanced under the Pala Debenture, Pala is entitled to a warrant to purchase one share of our common stock at $0.21 per share. The warrants expire on December 11, 2010. Pala has received 3,000,000 warrants in connection with the first tranche and will be entitled to an additional 2,000,000 warrants in the event the Second Tranche funds.

In the 1 for 2 reverse split to be effected as part of the Share Reorganization and in any future reverse split, the number of Pala's warrants will not be subject to adjustment, but the exercise price will be adjusted upwards. As adjusted for Share Reorganization, the 3,000,000 warrants with an exercise price of $0.21 per share already received by will become 3,000,000 warrants with an exercise price of $0.42 per share.

SECOND TRANCHE

As long as we are not in default under the Pala Debenture and the representations and warranties we made in the Pala Debenture as of December 12, 2007 remain true and accurate, we are entitled to receive the $2,000,000 Second Tranche if we meet all of the following benchmarks by December 31, 2008 (the "Benchmarks"):

      o We have sold at least 1,000,000 gallons of our Alderox product during calendar year 2008;

      o We have signed orders or contracts for the sale of at least 1,000,000 gallons of Alderox during calendar year 2009, or we have the reasonable expectation of selling at least 1,000,000 gallons of Alderox during calendar year 2009 based on signed orders for the sale of Alderox in calendar year 2009 and/or existing customer accounts; and

      o We have reached a gross profit margin of $5.00 per gallon on our total sales of Alderox as calculated according to U.S. Generally Accepted Accounting Procedures in effect at the time in calendar year 2008.

Even if we do not meet the Benchmarks, Pala may fund the Second Tranche at its sole discretion. However, we can offer no assurances that we will meet the Benchmarks and qualify for the Second Tranche.

RIGHT OF FIRST REFUSAL

During the term of the Pala Debenture, Pala has a right of first refusal on financings by the Company with the exception of transactions involving the following:

      o Our issuance of any securities (other than for cash) in connection with a merger, acquisition or consolidation;

      o Our issuance of securities in connection with license agreements, joint ventures and other similar strategic partnering arrangements, so long as such issuances are not for the primary purpose of raising capital;

      o Our issuance of common stock or the issuance or grants of options to purchase common stock pursuant to stock option plans and employee stock purchase plans;

      o Any issuances of stock as a result of the exercise of options or warrants or conversion of convertible notes which are granted or issued prior to the Pala Debenture;

      o Any warrants issued to Pala pursuant to or otherwise for the transactions contemplated by the Pala Debenture;

      o Any financing which by its terms is to fund at or following the Maturity Date, or which is entered into for the purpose of repaying the Pala Debenture; and

      o     Permitted Indebtedness (as defined below)

The right of first refusal provisions require us to give Pala written notice of any proposed non-exempt financings, prior to proceeding with such financing. On receiving such notice, Pala has 15 trading days to elect to provide the financing on the proposed terms before we can proceed with obtaining such financing from a third party.

OTHER REQUIREMENTS AND RESTRICTIONS

Without Pala's approval, we may not enter into any further indebtedness other then the following (the "Permitted Indebtedness"):

      o     All accounts payable generated in the normal course of business;

      o Additional advances on Borrower's existing line of credit from Canvasback Company Limited (the "Canvasback Line of Credit"), provided that the aggregate outstanding balance shall not exceed $500,000;

      o Indebtedness with respect to capital lease obligations (including leases of real property) or other obligations for equipment purchases not to exceed $100,000;

      o Loans or advances on a credit facility or facilities, provided the terms thereof are not substantially more burdensome than those of the Canvasback Line of Credit and the aggregate balance of such loans or advances together with that of the outstanding balance of Canvasback Line of Credit is not more then the maximum balance of the Canvasback Line of Credit; and

      o Extensions, renewals, refundings, refinancings, modifications, amendments and restatements of the above items or any indebtedness existing as of the date of the Pala Debenture, provided that (i) the principal amount thereof is not increased and (ii) the terms are not modified to impose substantially more burdensome terms upon us.

The Pala Debenture imposes a number of other restrictions and requirements on the Company. Without Pala's approval we may not:

      o Allow ourselves to be listed on the TSX Venture Exchange or on any other exchange, provided however that we may allow our shares to be traded on the Over-the-Counter Bulletin Board or the Pink Sheets.

      o     Amend our Articles or Bylaws except as allowed by the Pala
            Debenture.

      o Sell, or otherwise dispose of our assets (other than the sale of inventory in the ordinary course of business) nor liquidate, dissolve or suspend business operations;

      o Transfer any of our intellectual property nor permit any agreement under which we have licensed intellectual property to lapse. We may only license our intellectual property in the ordinary course of our business in connection with sales of inventory or provision of services to its customers, including but not limited to our entering into distribution agreements;

      o Participate in a consolidation or merger, or similar reorganization with another company;

      o Engage in any line of business materially different from our present line of business, nor purchase, lease or otherwise acquire assets not related to our business;

      o Adopt any material change in accounting principles other than as required by U.S. Generally Accepted Accounting Principles nor adopt, permit or consent to any change in its fiscal year;

      o Transfer our chief executive office or principal place of business, nor move, relocate, close or sell any business location,

      o Enter into any exclusive distribution agreement, or any agreement that commits a minimum volume of supply to a distributor, unless we can terminate such notice by providing a maximum of 90 days notice.

The Pala Debenture also requires us to provide Pala with monthly sales reports and financial statements.

REGISTRATION RIGHTS

Pursuant to a Registration Rights Agreement we entered into with Pala concurrent with the issuance of the Pala Debenture, we are required to register the shares underlying the Pala Warrants and the shares receivable on conversion of the Pala Debenture with the SEC for resale by Pala. Pala's right to demand the registration of these shares commences on the date we accomplish our Share Reorganization. Following any such demand by Pala, we must file a registration statement within 60 days and use reasonable best efforts to cause it to be declared effective as soon as possible and to keep such statement effective until June 11, 2011, unless the shares are sooner sold or sooner qualify for sale pursuant to Rule 144(k).

SECURITY INTEREST IN COMPANY ASSETS

The obligations under the Pala Debenture are secured by a security interest in all of our assets. On the occurrence of any of the following events, Pala may accelerate the Maturity Date, commence legal action against us, and foreclose on our assets:

      o     Our failure to make payments under the Pala Debenture when due;

      o Our default under any other agreement or instrument evidencing indebtedness, the effect of which is to cause such indebtedness to become due and payable before its stated maturity date or its scheduled dates of repayment, and such default continues for longer then any applicable grace period or cure period specified by such document;

      o If any representation or warranty made by us or on behalf of us in writing in any document furnished in connection with the Pala Debenture shall prove to have been false or incorrect in any material respect on the date as of which was made; provided, however, that if such false or incorrect representation or warranty is curable, we have 14 days to cure it;

      o If we default in observing or performing any covenant or agreement under the Pala Debenture or note, other then a failure to make a payment when due, provided that is such default is curable, we have 14 days to cure it;

      o If we become insolvent or admit in writing an inability to pay debts as they mature; or we make a general assignment for the benefit of our creditors; or a compromise or arrangement is proposed by us to our creditors; or if any order is made or an effective resolution is passed for our winding-up; or if a custodian, trustee, receiver or other officer with like powers is appointed for us under applicable bankruptcy or insolvency legislation; or if bankruptcy proceedings are instituted by or against us, provided that in the case of an involuntary petition, such petition is not dismissed within 60 days;

      o If any subordinated creditor defaults in observing or performing any covenant or agreement under any subordination agreement in favor of Pala, provided that if such default is curable, we have 14 days to cure it, or if we take or participate in any action which would be prohibited under the provisions of any such subordination agreement or makes any payment with respect to indebtedness that has been subordinated pursuant to any such subordination agreement;

      o If a final judgment which, with other outstanding final judgments against us, exceeds $50,000 is entered against us and if, within 60 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within 60 days after the expiration of any such stay, such judgment shall not have been discharged; or

      o If we default in the performance or compliance of any obligation or undertaking of the Company in the Voting Agreement or the Registration Rights Agreement provided such default has continued for a period of 14 days after we become aware of it.

USE OF PROCEEDS

We are using proceeds from the Pala Debenture to repay approximately $2,000,000 of debt as required by the Pala Debenture. We plan to use the remaining funds for the operation of our business and for the repayment of remaining debt as such debt comes due.

To the extent Pala does convert its Debenture and we are unable to repay the Pala Debenture from our revenues, we will need additional capital to make the interest and principal payments due under the Pala Debenture. We can offer no assurance that we will be able to raise all or any portion of the funds necessary to repay Pala on terms favorable to us or at all.

SUBORDINATION AGREEMENTS

As a condition precedent to our receipt of the First Tranche, Canvasback Company Limited, Paul Hughes, 0761291 B.C. Ltd., and Eat-Me Foods, Ltd, all of whom hold debt secured by our assets, signed Subordination Agreements, subordinating their debt to that of Pala's.

In order to induce 0761291 B.C. Ltd. and Eat-Me Foods, Ltd. to enter into the Subordination Agreements, we entered into amendments to their Secured Convertible Debentures providing for each of them to receive warrants for the purchase of 166,666 shares of our common stock. These warrants have an exercise price of $0.18 per share and are exercisable for three years. In the event that the closing price of our common stock equals or exceeds $0.80 per share for 20 consecutive trading days, we have the option to cancel the unexercised warrants after 45-days prior written notice. These warrants are subject to proportional adjustment in the planned 1 for 2 reverse split.

VOTING AGREEMENT

Concurrent with the issuing of the Pala Debenture, the Company, Pala and six of our stockholders entered into a Voting and Right of First Refusal Agreement (the "Voting Agreement"). The six stockholders who are party to the Voting Agreement are our executive officers and directors, Michael C. Davies, Gordon W. Davies and Paul Hughes; and our three largest stockholders: Sally Holden, Paul Hazell and Canvasback Company Limited. The Voting Agreement remains in effect until:

      o The date on which the Pala Debenture is repaid in full, if Pala has not elected to convert the Pala Debenture into Shares; and

      o The date on which Pala beneficially owns less then 10% of the Company's outstanding shares.

Pursuant to the Voting Agreement, Pala and the six stockholders must vote all of their Company shares as necessary to elect a designee of Pala to our Board of Directors and to effect the Share Reorganization. To the extent any of the six stockholders does not vote his or her shares according to the Voting Agreement, Pala has an irrevocable proxy to vote such person's shares pursuant to the agreement.

As the six stockholders control a majority of our outstanding stock, the election of Pala's designee is assured and stockholder approval of the Share Reorganization is assured. As of the date of this report, Pala has not yet designated a director.

Additionally, in the event any of the six stockholders proposes to sell or otherwise dispose of his or her shares, the Voting Agreement provides Pala to receive a right of first refusal to purchase such shares on the same terms as those proposed. The right of first refusal does not apply to certain permitted dispositions such as transfers to certain family members, provided the recipient agrees to be bound by the restrictions of the Voting Agreement.

The Voting Agreement also provides for the Company to provide the following to
Pala:

      o A right of first refusal on future financings, substantially similar to those of the right of first refusal provision in the Pala Debenture discussed above;

      o     Monthly sales reports and financial statements; and

      o An opportunity to enter into a non-exclusive distribution agreement on terms no less favorable then those provided to any other distributor of our products.

                                 CANVASBACK NOTE

Pursuant to the Convertible Note Purchase Agreement, as amended, with Canvasback Company Limited ("Canvasback"), the balance of the principal and accrued interest owed to Canvasback on the convertible promissory note issued of July 18, 2007 ("the Canvasback Note"), will become convertible once we effect the Share Reorganization. On the Record Date, the outstanding balance of the Canvasback Note was $1,393,293.

Canvasback is currently our largest stockholder and has periodically infused capital into our company in the form of unsecured debt to allow it to meet its financial obligations and continue operations. Canvasback is wholly-owned by AGM International, Ltd., a company organized under the laws of the country of Anguilla. John Benjamin, a resident of Anguilla, is AGM International's sole stockholder. Canvasback also provides us with a line of credit which is secured by all of our assets. The balance on the line of credit as of the Record Date was $501,897.

BACKGROUND OF CANVASBACK NOTE

Pursuant to the terms of a Convertible Note Purchase Agreement on October 17, 2006 (the "Note Purchase Agreement"), we issued to Canvasback an Unsecured Convertible Promissory Note for the aggregate principal amount of $2,079,067, accruing interest at the annual rate of 10% per annum and maturing on October 17, 2007. In consideration for the right to convert all amounts due under the Original Note, Canvasback agreed to purchase additional unsecured convertible notes up to an aggregate principal amount of $120,000 and having the same terms, conditions and convertible features as the original note. In accordance therewith, on November 7, 2006, we issued Canvasback an additional Unsecured Convertible Promissory Note pursuant to the Agreement in the aggregate principal amount of $108,000. This subsequent note had the same terms, conditions and convertible features as the original note. Both notes were convertible at the option of Canvasback into shares of our common stock at a conversion price of $0.025 per share, provided that Canvasback did not have any rights to convert the shares until we were no longer subject to contractual provisions prohibiting such conversions under the securities purchase agreement we had with the four other investors.

On December 15, 2006, we amended the Note Purchase Agreement pursuant to Amendment No. 1 ("Amendment No. 1") to increase the amount of unsecured notes we can sell and Canvasback can purchase under the Note Purchase Agreement from $120,000 to $620,000.

Following Amendment No. 1, we received loans from Canvasback from time to time under the terms of the Note Purchase Agreement. We received the $620,000 in loans provided for by the Note Purchase Agreement, as amended by Amendment No. 1, as well as an additional $244,829 of loans which the parties agreed would be subject to the terms of the Note Purchase Agreement, for an aggregate of $864,829. Of this amount, $325,300 was advanced with the understanding that the conversion price for the outstanding balance of this portion of the loans would be $0.05. On July 16, 2007, we paid down $10,000 of principal and $558 of interest outstanding on the loans.

ISSUANCE OF CANVASBACK NOTE

On July 18, 2007, we entered into Amendment No. 2 to the Note Purchase Agreement ("Amendment No. 2") with Canvasback. Amendment No. 2 amended the Note Purchase Agreement to provide for the cancellation of all notes previously issued or issuable under the Note Purchase Agreement and for a portion of the outstanding balance of such notes to be converted into our common stock with the remainder reflected by a new, consolidated convertible promissory note. All previously issued notes under the Agreement were cancelled.

As of July 18, 2007, the outstanding balance of principal and interest of loans received by us from Canvasback pursuant to the framework of the Note Purchase Agreement was $3,203,890. Pursuant to Amendment No. 2, on July 18, 2007, Canvasback converted $1,787,800 of this balance into 65,000,000 shares of Company common stock (the "Initial Conversion Shares") and the remaining balance of $1,416,090 was consolidated into a single new convertible note (the "Canvasback Note"). The Canvasback Note bears simple interest at the rate of 10% per annum and matures on July 18, 2009 on which all outstanding principal and interest is due. We do not have any rights to pre-pay principal to Canvasback prior to the maturity date and may make interest payments prior to the maturity date only with Canvasback's prior written approval.

Because the $1,787,800 converted on July 18, 2007 included the principal and accrued interest of the loans which had a conversion price of $0.025 and $0.05, the average conversion price for the Initial Conversion Shares was approximately $0.0275.

The Canvasback Note may be converted in whole or part, at the option of Canvasback, into our common stock (the "Subsequent Conversion Shares") at a conversion price of $0.025 per share, but such conversion may only be made if we effect an increase in our authorized shares of common stock or a reverse split of its common stock, such that we have sufficient authorized shares of stock available to allow the conversion of the new note. Consequently, the Canvasback Note's conversion rights will commence immediately on our effecting the Share Reorganization. The conversion price will adjust proportionately for the Reverse Split.

Amendment No. 2 prohibits Canvasback from transferring the New Convertible Note to any third party without our prior written approval.

The Initial Conversion Shares, and any Subsequent Conversion Shares Canvasback may receive, are "restricted securities" as defined by Rule 144 and may only be sold pursuant to registration with the SEC or an exemption from registration.

Additionally, contractual "trickle-out" provisions in Amendment No. 2 prevent Canvasback from selling in any one month any amount of Initial Conversion Shares or Subsequent Conversion Shares in excess of 5% of our outstanding shares for the next three years. In the event we were to become listed on the TSX Venture Exchange in Toronto, Canada, any share escrow agreement that may be requested and entered into by Canvasback and us by such exchange would supersede the terms of the trickle-out provisions in Amendment No. 2.

    PROPOSAL 3: THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO PERMIT OUR STOCKHOLDERS TO APPROVE CORPORATE ACTIONS BY EXECUTING MAJORITY WRITTEN
                      CONSENTS IN LIEU OF HOLDING MEETINGS

Our Board of Directors has approved, and recommends that our stockholders approve, an amendment allowing corporate actions to be approved by stockholders executing majority written consents in lieu of holding meetings. The full text of Proposal 3 is included in Exhibit A.

As a corporation organized in Colorado, we are subject to Colorado corporate law. Colorado corporate law allows for resolutions be approved through the execution of majority written consents, but only if this is expressly provided for in a corporation's Articles of Incorporation. Pursuant to Colorado law, a majority written consent is valid only if the stockholders holding shares with not less then the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all the shares entitled to vote thereon were present and voted to consent such action in writing. As our Articles of Incorporation do not expressly provide for the use of majority written consents, in order for any corporate action to be approved by our stockholders, we must either undergo the expense of holding a stockholder meeting, or obtain the unanimous consent of our stockholders, which is impracticable for us to do as publicly held reporting company.

                           IMPACT ON OUR STOCKHOLDERS

Because a majority of our stock is held by a small number of principal stockholders, the approval of this Proposal would allow such principal holders to approve corporate actions by executing majority written consents. As the preparation and execution of a majority written consent is generally less expensive to the Company then the holding of stockholder meetings, the Board expects the use of majority written consents to result in lower costs to the

Company. The use of majority written consents in lieu of meetings, would provide our stockholders with fewer opportunities to participate in the governance of the Company, however, our Board believes the costs savings outweigh the disadvantages. Pursuant to federal securities laws, any such action would not be effective until 20 days following the delivery to our stockholders and the filing with the SEC of a definitive information statement for any such action.

       PROPOSAL 4: THE ELECTIONS OF MICHAEL C. DAVIES, GORDON W. DAVIES AND
                           NORMAN GISH AS DIRECTORS.

Our Board of Directors currently consists of 3 seats, all of which are filled. Each director holds office until the first annual meeting of stockholders following their election or appointment and until their successors have been duly elected and qualified. At present, our Bylaws provide for the Board to consist of three directors. Upon the election of the nominated slate of directors, there will be one vacancy on the Board of Directors. Such vacancies on the Board may be filled by the Board without a stockholder vote.

The Board of Directors has nominated Michael C. Davies, Gordon W. Davies and Norman Gish for election as directors. The nominees for directors currently serve as members of the Board of Directors of the Company and have consented to serve such term.

Our Board of Directors recommends a vote "for" the election of each of the nominees.

              PROPOSAL 5: THE APPROVAL OF 2008 STOCK INCENTIVE PLAN

The Board of Directors has approved, and proposes that our stockholders approve, the adoption of a 2008 Stock Incentive Plan (the "Plan"), subject to the approval of the Share Reorganization. The full text of Proposal 5 is included in Exhibit A.

The purpose of the Plan is to advance the interests of the Company by encouraging "Eligible Participants" to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs. "Eligible Participants" means employees, directors, officers and consultants of (a) the Company or (b) any of the following entities (each, a "Related Entity"): (i) any "parent corporation" ("Parent") as defined in section 424(e) of the INTERNAL REVENUE CODE of 1986, as amended (the "Code"); (ii) any "subsidiary corporation" ("Subsidiary") as defined in section 424(f) of the Code (a "Subsidiary"); or
(iii) any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly.

The Plan will provide for the granting to Eligible Participants of such incentive awards (each, an "Award") as the administrator of the Plan (the "Administrator") may from time to time approve.

The Administrator may grant Awards under the Plan prior to stockholder approval, but until such approval is obtained, no Awards shall be exercisable. In the event stockholder approval is not obtained within twelve months from the date the Board of Directors adopted the Plan, all Awards previously granted shall be cancelled and of no force or effect.

AUTHORIZED SHARES UNDER PLAN

Following the Share Reorganization, a total of 19,000,000 shares of common stock will be reserved for issuance under all Awards that may be granted under the Plan.

The common stock to be issued under Plan will consist of authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan. In addition, if the exercise price of an option, or the withholding obligation of a Grantee with respect to any Award, is satisfied by tendering shares or withholding shares, the number of shares tendered or withheld will not reduce the number of shares available under the Plan.

We currently have three members on our Board of Directors, three executive officers (two of whom are members of the Board of Directors), nine other employees, and three consultants, all of whom would be eligible to receive Awards under the Plan.

SUMMARY OF 2008 STOCK INCENTIVE PLAN

This summary of the Plan is qualified in its entirety by reference to the full text of the 2008 Stock Incentive Plan, which is attached to this Information Statement as Exhibit B.

SUMMARY. A summary of the features of the Plan follows:

(a) the Administrator will be a Committee of the Board of Directors of the Company appointed to act in such capacity, or otherwise, the Board of Directors itself;

(b) subject to applicable laws, including the rules of any applicable stock exchange or national market system, the Administrator will be authorized to grant any type of Award to an Eligible Participant (a "Grantee") that is not inconsistent with the provisions of the Plan, and the specific terms and provisions of which are set forth in an Award Agreement (as defined in the Plan), and that by its terms involves or may involve the issuance of

      (i) shares of common stock of the Company (including Awards that may be earned in whole or in part upon attainment of performance criteria established by the Administrator),

      (ii) a stock option (an "Option") entitling the Grantee to purchase shares of common stock of the Company,

      (iii) restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions including those effective upon termination of employment or upon a failure to satisfy performance goals during the applicable restriction period, and such other terms and conditions to be established by the Administrator,

      (iv) unrestricted stock issuable for such consideration (if any) on such terms and conditions to be established by the Administrator, or

      (v)   any combination of the foregoing.

(c) unless permitted under applicable law and regulatory requirements, no Insider (as defined in the Plan) is eligible to receive an Award where:

      (i)   the Insider is not a director or senior officer of our company;

      (ii) any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

            A. the number of shares of common stock reserved for issuance pursuant to stock options granted to Insiders exceeding 10% of the outstanding common stock; or

            B. the issuance to Insiders pursuant to the exercise of stock options, within a one year period of a number of shares of common stock exceeding 10% of the outstanding common stock;

(d) unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation (as defined in the Plan), the following limits will apply to grants of Awards to
      Grantees:

      (i) the maximum number of shares of common stock with respect to one or more Options that may be granted during any one calendar year to any one Grantee shall be 1,900,000; and

      (ii) the maximum aggregate grant with respect to Awards of restricted stock or unrestricted stock in any one calendar year to any one Grantee shall be 1,900,000.

(e) each Award will be subject to a separate Award Agreement to be executed by the Company and the Grantee, which shall specify the term of the Award;

(f) the terms and conditions of any Award, including, but not limited to, the exercise price, any restrictions or limitation on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, will be determined by the Administrator in compliance with applicable laws, including the rules of an applicable stock exchange or national market system;

(g)   the term of an Option will be no more than ten years;

(h) Awards will be transferable only to the extent provided in the relevant Award Agreement. Generally, Awards may not be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, except that the Administrator may permit certain limited transfers of other Awards, and in the case of incentive stock options, pursuant to a qualified domestic relations order;

(i) subject to applicable laws, including the rules of an applicable stock exchange or national market system, an Award Agreement may permit a Grantee to exercise an Award for a specified period following termination of the Grantee as an Eligible Participant, in which event the Award will terminate to the extent it is not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first;

(j) subject to applicable laws, the Administrator may at any time offer to buy out a previously granted Award for a payment in cash, shares of common stock of the Company or other consideration;

(k) the number of shares of common stock issuable under the Plan, including the number of shares issuable under any outstanding Awards, is subject to adjustment in certain circumstances, including certain changes in the Company's share capital to reflect common stock dividends, stock splits, reverse stock splits, combination or reclassification of shares or other similar events:

(l) a Grantee may exercise an Award Right (as defined in the Plan) by delivering to the Company a written notice that specifies the number of Award Rights that the Grantee is exercising and, at the discretion of the Administrator, payment for shares may be made: (i) by cash, cashier's check or wire transfer; (ii) by tendering shares of the Company's common stock (which if acquired from the Company have been held by the Grantee for at least six months); (iii) by a deemed net-stock exercise, in which case the Grantee is deemed to have disposed of the Grantee's right to exercise the specified number of Award Rights in the normal manner, and to have received as consideration therefore, and in full and final satisfaction of those disposed Award Rights the right to receive the appropriate number of shares of common stock, or (iv) by broker-assisted cashless exercise in which instructions are provided to a broker to settle the purchase and sale of the shares underlying the Award:

(m) the Administrator can amend the terms of any outstanding Award, provided that any amendment that would adversely affect the Grantee's rights under an existing award will not be made without the Grantee's consent, unless a result of a change in applicable law, and amendments will be submitted for stockholder approval to the extent required by the Code, stock exchange rules, or other applicable laws, rules or regulations;

(n) the Board of Directors of the Company may at any time amend, suspend or terminate the Plan, subject to such stockholder approval as may be required by applicable laws, including the rules of an applicable stock exchange or national market system, provided that:

      (i) no Award may be granted during any suspension of the Plan or after termination of the Plan, and

      (ii) any amendment, suspension or termination of the Plan will not affect Awards already granted, and such Awards will remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement will have to be in writing and signed by the Grantee and the Company.

(o) If a Grantee's Continuous Service (as defined in the Plan) has been terminated for Cause (as defined in the Plan), all rights to any and all Awards outstanding will be immediately forfeited;

(p) In the event the Company's common stock becomes listed on a stock exchange, and to the extent such provision is required by that stock exchange or recommended by the Board or the Administrator, then the following terms and conditions shall apply in addition to those contained herein, as applicable:

      (i) the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains shareholder approval, excluding the votes of securities held by Insiders benefiting from such change;

      (ii) the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains stockholder approval, excluding the votes of securities held by Insiders benefiting from such change;

      (iii) the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the Company's total issued and outstanding common stock; and

      (iv) the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the issued and outstanding common stock.

SECTION 162(M). Section 162(m) of the Internal Revenue Code (the "Code") limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "Covered Employees"). However, performance-based compensation is excluded from this limitation. The Plan is designed to permit the Administrator to grant awards that qualify as "performance-based compensation" under section 162(m) of the Code to any employees who are Covered Employees. The exercise or purchase price per share, if any, of such an Award may not be less than the Fair Market Value (as defined in the Plan) of the Company's common stock on the date of the grant, and the grants of such Awards may only be made by a committee (or a subcommittee of a committee) which is comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making Awards of performance based compensation.

If an Award is made on this basis, the Administrator must establish performance goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Administrator may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied. The Administrator is authorized to establish performance goals that qualify as performance-based Awards to Covered Employees under Section 162(m) of the Code.

OPTIONS. Under the Plan, Options may be granted as either incentive stock options under section 422 of the Code and the regulations thereunder ("Incentive Stock Options") or non-incentive stock options under section 83 of the Code ("Non-Qualified Stock Options"). Non-Qualified Stock Options may be granted for a term not exceeding ten years, and unless otherwise determined by the Administrator, the exercise price per share may not be less than the Fair Market Value of the Company's common stock on the date of the grant.

INCENTIVE STOCK OPTIONS. The specific provisions under the Plan which apply to Incentive Stock Options include the following:

(a) if granted to a Grantee who at the time of the grant owns stock representing more than ten percent of the voting power of all classes of the Company or any Parent or Subsidiary, an Incentive Stock Option will be limited to a maximum term of five years, and will be subject to an exercise price per share which may not be less than 110% of the Fair Market Value of the Company's common stock on the date of the grant;

(b) an Incentive Stock Option granted to any other Grantee may be granted for a term not exceeding ten years at an exercise price per share which may not be less than the Fair Market Value of the Company's common stock on the date of the grant;

(c) if the aggregate Fair Market Value of common stock subject to Incentive Stock Options which become exercisable for the first time by a Grantee (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000 during any calendar year, the Incentive Stock Options to which such excess value is attributable will be treated as Non-Qualified Stock Options;

(d) any Incentive Stock Option which is not exercised following the Grantee's termination as an Eligible Participant within the time permitted by law will automatically convert to a Non-Qualified Stock Option and will thereafter be exercisable for the period specified under the relevant award agreement.

ACCELERATION OF VESTING, CHANGE IN CONTROL

Except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance or at the time of any actual or anticipated Corporate Transaction or Related Entity Disposition (each as described in the Plan) in which the Company is not the surviving corporation (a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised.

The Administrator shall also have the authority:

(a) to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify, and

(b) to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service (as defined in the Plan) of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition.

Effective upon the consummation of such Corporate Transaction or Related Entity Disposition, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

If there is a Change of Control (as defined in the Plan), all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of Awards under the Plan and the subsequent sale of common stock that will be acquired under the Plan. The tax effect of exercising Awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

Based on the current provisions of the Code, the Company believes the federal income tax consequences of the grant, vesting and exercise of awards under the Plan and the subsequent disposition of shares of common stock acquired under the Plan will be as described below. The following discussion addresses only the general federal income tax consequences of awards. Participants in the Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Section 409A is applicable, will comply with the statute and the underlying agency guidance interpreting that section.

INCOME RECOGNITION ISSUES

INCENTIVE STOCK OPTIONS. The grant of an option will not be a taxable event for the Grantee or for the Company. A Grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply and any gain realized upon a disposition of common stock received pursuant to the exercise of an Incentive Stock Option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an Incentive Stock Option, except as discussed below.

For the exercise of an option to qualify as an Incentive Stock Option, the Grantee generally must be a Company employee or an employee of a Subsidiary or a Parent from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, it is considered to be a "disqualifying disposition," and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the balance of any gain or loss will be treated as capital gain or loss (long- term or short-term, depending on whether the shares have been held for more than one year).

NON-QUALIFIED STOCK OPTIONS. The grant of an option will not be a taxable event for the Grantee or for the Company. Upon exercising a Non-Qualified Stock Option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a Non-Qualified Stock Option, the Grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

RESTRICTED STOCK. A Grantee who is awarded Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the Grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the Grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the Grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes.

UNRESTRICTED COMMON STOCK. Eligible Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares.

INCOME AND EMPLOYMENT TAX ISSUES

INCENTIVE STOCK OPTIONS. If the stock received through the exercise of an Incentive Stock Option is held for the required period, and there is no disqualifying disposition, the FEDERAL INSURANCE CONTRIBUTIONS ACT (FICA) and FEDERAL UNEMPLOYMENT TAX ACT (FUTA) taxes will not apply. In an employer-employee relationship, if the stock received through the exercise of an Incentive Stock Option is not held for the required period (a disqualifying disposition), FICA and FUTA taxes will apply to the difference between the option exercise price and the fair market value of the Company's common stock on the exercise date. This will also require reporting and payment of Old Age Survivors and Disability Insurance ("OASDI"), assuming the FICA-OASDI Taxable Wage Base has not been exceeded for the year of exercise, and Hospital Insurance ("HI").

OTHER AWARDS. For awards, other than Incentive Stock Options issued, in case of Awards in which the recipient is deemed an employee for income and employment tax purposes, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for FICA and FUTA purposes. This will also require reporting and payment of OASDI, assuming the FICA-OASDI Taxable Wage Base has not been exceeded for the year of exercise, and HI. For Directors and Consultants who are not common-law employees for such purpose, the income from exercise of an Award will be subject to self-employment tax.

BUSINESS DEDUCTION FOR THE COMPANY. In connection with the various Awards, the Company will generally be entitled to a business expense deduction in the same amount and generally if and when the Grantee recognizes ordinary income.

The Company may not deduct compensation of more that $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options granted under the Plan is qualified performance-based compensation and therefore not subject to the deduction limit.

IMPACT OF RECENT TAX LAW CHANGES. Recently adopted, Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as certain stock options. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. The U.S. Department of Treasury has provided preliminary guidance and proposed regulations with respect to Section 409A and more definitive guidance is anticipated in the near future. Individuals who hold equity awards are subject to the following penalties if the terms of such awards do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant's gross income for tax purposes once the awards are no longer subject to a "substantial risk of forfeiture" (e.g., upon vesting), (ii) the Eligible Participant is required to pay interest at the tax underpayment rate plus one percentage point commencing on the date these awards are no longer subject to a substantial risk of forfeiture, and (iii) the Eligible Participant incurs a 20% penalty tax on the amount required to be included in income. As set forth above, the Plan and the Awards granted thereunder are intended to conform with the requirements of Section 409A.

PLAN BENEFITS

Currently, the 2008 Stock Option has not gone into effect and no awards have been made pursuant to it. Since the granting of awards is discretionary, future awards are not determinable at this time.

             ANNUAL AND QUARTERLY REPORTS INCORPORATED BY REFERENCE

The Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, as amended, including audited consolidated financial statements, the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, as amended, and the Quarterly Report on Form 10-QSB, as amended, for the quarter ended December 31, 2007 are being provided to the stockholders concurrently herewith and certain financial and other information required pursuant to Item 13 of Schedule 14A is hereby incorporated by reference to such reports.

                             ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").


BY ORDER OF THE BOARD OF DIRECTORS

                                      /S/ MICHAEL C. DAVIES
                                      ---------------------
                                      MICHAEL C. DAVIES, CHIEF EXECUTIVE OFFICER

                                      San Clemente, California
                                      March 14, 2008

                                    EXHIBIT A

                            STOCKHOLDER PROPOSALS FOR
                       ANNUAL MEETING OF THE STOCKHOLDERS
                          ________________, _____, 2008

Below is the full text of each Stockholder Proposal for the Annual Meeting of the Stockholders of Reclamation Consulting and Applications, Inc. (the "Corporation"):

1. THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO ALDEROX, INC.

      RESOLVED, that Article I of the Articles of Incorporation of this Corporation be amended and restated to change the Corporation's name, substantially as set forth below:

                                   "ARTICLE I

                               NAME OF CORPORATION

                 The name of the corporation is: ALDEROX, INC."

      RESOLVED, FURTHER, that the foregoing amendment, substantially as set forth in the amendment language above, is hereby adopted and approved as an amendment to the Articles of Incorporation of the Corporation, with such changes as the Board of Directors may deem necessary.

      RESOLVED, FURTHER, that the Secretary of the Corporation, or any other proper officer of the Corporation, be, and he hereby is, authorized and directed to file with the Secretary of State, an amendment to the Corporation's Articles of Incorporation containing the amendment language above, and, from and after acceptance of filing thereof by the Colorado Secretary of State and upon receipt of the filed copy stamped as accepted by the Colorado Secretary of State, to place the same in the Minute Book of the Corporation as a true and correct amendment to the Articles of Incorporation of the Corporation.

2. THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO EFFECT A 1 FOR 2 REVERSE STOCK SPLIT OF OUR COMMON STOCK AND TO INCREASE THE NUMBER OF OUR SHARES OF AUTHORIZED COMMON STOCK FROM 150,000,000 TO 200,000,000.

      RESOLVED, that the Corporation shall implement (i) a reverse stock split such that for every two (2) shares of capital common stock (the "COMMON STOCK") that are issued and outstanding prior to the time the reverse stock split takes place (the "EFFECTIVE TIME"), such stockholder will thereafter own one (1) share of Common Stock of the Corporation's capital Common Stock, and (ii) an increase of the Corporation's authorized shares of Common Stock from one hundred fifty million (150,000,000) shares to two hundred million (200,000,000) shares (collectively, the "SHARE REORGANIZATION").

      RESOLVED, FURTHER, that Article IV of the Corporation's Articles of Incorporation will be amended and restated, substantially as set forth below, to effect the Share Reorganization:

                                   "ARTICLE IV

                                  CAPITAL STOCK

            The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock having a par value of One Cent ($0.01) per share. The second class of stock shall be Preferred Stock, having a par value of One Cent ($0.01) per share. The Preferred Stock, or any series thereof, shall have such designations, preferences and relatives, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

            The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                 Class           Par Value       Authorized Shares
                 -----           ---------       -----------------
                 Common          $0.01                 200,000,000
                 Preferred       $0.01                   5,000,000
                                                       -----------

                 Totals:                               205,000,000

            Immediately upon the filing of these Articles of Amendment to Articles of Incorporation, each two (2) outstanding shares of Common Stock of the Corporation issued and outstanding shall become one (1) share of Common Stock of the Corporation. In lieu of any fraction of a post-split share to which the stockholder is otherwise entitled, all fractional interests shall be rounded up to the nearest whole number. Stockholders are not required to exchange their certificates representing shares of Common Stock held prior to the reverse split."

      RESOLVED, FURTHER, that the foregoing amendment, substantially as set forth in the amendment language above, is hereby adopted and approved as an amendment to the Articles of Incorporation of the Corporation, with such changes as the Board of Directors may deem necessary.

      RESOLVED, FURTHER, that the Secretary of the Corporation, or any other proper officer of the Corporation, be, and he hereby is, authorized and directed to file with the Colorado Secretary of State, an amendment to the Corporation's Articles of Incorporation substantially containing the amendment language above, and, upon receipt of the filed copy stamped as accepted by the Colorado Secretary of State, to place the same in the Minute Book of the Corporation as a true and correct amendment to the Articles of Incorporation of the Corporation.

      RESOLVED, FURTHER, that immediately the reverse stock split takes place, each stockholder of the Corporation shall own one (1) share of Common Stock for every two (2) shares of Common Stock owned by such stockholder immediately prior to the Effective Time, and the Corporation shall take the necessary steps to distribute a validly-issued stock certificate against cancellation of the prior issued stock certificate to each stockholder reflecting the reverse stock split, together with such other changes as may be adopted by the Board of Directors with respect to the Corporation.

      RESOLVED, FURTHER, that the Corporation shall not issue any fractional shares by virtue of this reverse stock split, and to the extent that application of the formula shall result in a fractional number with respect to any stockholder, then such number shall be rounded up to the nearest whole share, and the stockholder shall be deemed to own such whole number of shares on the books and records of this Corporation; provided, however, that if the application of the formula shall result in any stockholder receiving less than one (1) full share, such stockholder shall be deemed to own one (1) share of Common Stock on the books and records of this Corporation.

3. THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO PERMIT OUR STOCKHOLDERS TO APPROVE CORPORATE ACTIONS BY EXECUTING MAJORITY WRITTEN CONSENTS IN LIEU OF HOLDING MEETINGS.

      RESOLVED, that Article V of the Corporation's Articles of Incorporation shall be amended and restated as set forth below, in order to authorize the execution of written consents of the majority stockholders to approve corporate actions, as allowable by the Colorado Corporations and Associations Act, in lieu of holding annual or special meetings of the stockholders:

                                   "ARTICLE V

                                     VOTING

            "Section 5.1 CUMULATIVE VOTING.   No cumulative voting shall be
            allowed.

            Section 5.2 MAJORITY VOTE.   The majority stockholders of the
            Corporation, holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing, shall be permitted to execute written consents to vote upon matters set before them and shall not be required to hold annual or special meetings to vote upon such matters."

      RESOLVED, FURTHER, that the foregoing amendment, substantially as set forth in the amendment language above, is hereby adopted and approved as an amendment to the Articles of Incorporation of the Corporation, with such changes as the Board of Directors may deem necessary.

      RESOLVED, FURTHER, that the Secretary of the Corporation, or any other proper officer of the Corporation, be, and he hereby is, authorized and directed to file with the Colorado Secretary of State, an amendment to the Corporation's Articles of Incorporation substantially containing the amendment language above, and, upon receipt of the filed copy stamped as accepted by the Colorado Secretary of State, to place the same in the Minute Book of the Corporation as a true and correct amendment to the Articles of Incorporation of the Corporation.

4. THE ELECTIONS OF MICHAEL C. DAVIES, GORDON W. DAVIES AND NORMAN R. GISH AS DIRECTORS.

      RESOLVED, that the following individuals are elected to serve as members of the Board of Directors:

                                Michael C. Davies
                                Gordon W. Davies
                                Norman R. Gish

      RESOLVED, FURTHER, that the foregoing persons be, and they hereby are, elected to serve as the Directors of this Corporation until the next annual meeting of the Stockholders of the Corporation, or until successors shall be elected and qualified.

      RESOLVED, FURTHER, that the Directors shall enter upon the discharge of their duties immediately upon being advised of their elections as set forth above.

5.    THE APPROVAL OF 2008 STOCK INCENTIVE PLAN.

      RESOLVED, that the stockholders approve the adoption of a stock incentive plan in the form of Exhibit B, to be known as the "2008 Stock Incentive Plan" (the "PLAN"), provided however, that such Plan will take effect only subsequent to the implementation of the Share Reorganization in Proposal 2.

      RESOLVED, FURTHER, that the stockholder's approval of the Plan hereby, is contingent on the approval of Proposal 2.

      RESOLVED, FURTHER, that following the Share Reorganization, the Company shall reserve nineteen million (19,000,000) shares of the Corporation's Common Stock for issuance pursuant to the Plan.

                   RECLAMATION CONSULTING & APPLICATIONS, INC.

                            2008 STOCK INCENTIVE PLAN


1.    PURPOSE

      1.1 The purpose of this Stock Incentive Plan of Reclamation Consulting & Applications, Inc. (the "COMPANY") is to advance the interests of the Company by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

      1.2 This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

2.    DEFINITIONS

      2.1   As used herein, the following definitions shall apply:

            (a) "ADMINISTRATOR" means a Committee of the Board duly appointed by the Board or otherwise the Board;

            (b) "AFFILIATE" and "ASSOCIATE" have the meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act;

            (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

            (d)   "AWARD" means the grant of an Option under this Plan;

            (e) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

            (f) "AWARD RIGHT" means each right to acquire a Share pursuant to an Award;

            (g)   "BOARD" means the Board of Directors of the Company;

            (h) "CAUSE" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for `Cause' as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

                  (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

                  (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

                  (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

                  (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

                  (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

            (i) "CHANGE IN CONTROL" means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

                  (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept; or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

            Notwithstanding the foregoing, the following transactions shall not constitute a "CHANGE OF CONTROL":

                  (i) the closing of any public offering of the Company's securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended,

                  (ii) the closing of a public offering of the Company's securities through the facilities of any stock exchange; and

                  (iii) with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a "change in the ownership", "change in the effective control" or "change in the ownership of a substantial portion of the assets of the corporation" as defined under Section 409A of the Code and Treasury guidance formulated hereunder which guidance currently provides that:

                        (A) a "CHANGE IN OWNERSHIP" of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already owns more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership

                        (B) a "CHANGE IN THE EFFECTIVE CONTROL" of a corporation generally shall be deemed to have occurred if within a 12-month period either:

                              (I)   any one person or more than one person
acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation, or

                              (II)  a majority of the members of the
corporation's board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election.

                        (C) a "CHANGE IN THE OWNERSHIP OF A SUBSTANTIAL PORTION OF THE CORPORATION'S ASSETS" generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation's assets immediately prior to such acquisition. The gross fair market value of assets is determined without regard to any liabilities

            (j) "CODE" means the United States Internal Revenue Code of 1986, as amended;

            (k) "COMMITTEE" means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan;

            (l)   "COMMON STOCK" means the common stock of the Company;

            (m) "COMPANY" means Reclamation Consulting & Applications, Inc., a Colorado corporation;

            (n) "CONSULTANT" means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

            (o)   "CONTINUING DIRECTORS" means members of the Board who either
(i) have been Board members continuously for a period of at least thirty-six
(36) months, or (ii) have been Board members for less than thirty-six (36) months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

            (p) "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

            (q) "CORPORATE TRANSACTION" means any of the following transactions:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

                  (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

                  (iv) the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

                  (v) approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

            (r) "COVERED EMPLOYEE" means an Employee who is a "COVERED EMPLOYEE" under Section 162(m) (3) of the Code;

            (s) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity;

            (t) "DISABILITY" or "DISABLED" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the above, (i) with respect to an Incentive Stock Option, "Disability" or "Disabled" shall mean permanent and total disability as defined in Section 22(e) (3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability. Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated there under.

            (u) "ELIGIBLE PARTICIPANT" means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

            (v) "EMPLOYEE" means any person who is a full-time or part-time employee of the Company or any Related Entity;

            (w) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended;

            (x) "FAIR MARKET VALUE" means, as of any date, the value of a Share determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

                  (i) LISTED STOCK. If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the last trading day immediately preceding the Grant Date (the "VALUE DATE") as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five (5) days prior to the date the Board approves the grant of the Award. If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted. If the rules of any applicable stock exchange or system require a different method of calculating fair market value, then such method as is required by those rules.

                  (ii) STOCK QUOTED BY SECURITIES DEALER. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

                  (iii) NO ESTABLISHED MARKET. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (B) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (C) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

                  (iv) ADDITIONAL VALUATION. For publicly traded companies, any valuation method permitted under Section 20.2031 -2 of the Estate Tax Regulations.

                  (v) NON-PUBLICLY TRADED STOCK. For non-publicly traded stock, the fair market value of the Common Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Eligible Participant's status as a majority or minority shareholder may be taken into consideration).

                  Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the fair market value of the Common Stock on the Grant Date is determined with regard to no lapse restrictions (as defined in Section 1.83 -3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in
Section 1.83 -3(i) of the Treasury Regulations);

            (y) "GRANTEE" means an Eligible Participant who receives an Award pursuant to an Award Agreement.

            (z) "GRANT DATE" means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

            (aa)  "INCENTIVE STOCK OPTION" means an Option within the meaning of
Section 422 of the Code;

            (bb)  "INSIDER" means:

                  (i)   a Director or Senior Officer of the Company;

                  (ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

                  (iii) a person that has:

                        (A)   direct or indirect beneficial ownership of,

                        (B)   control or direction over, or

                        (C) a combination of direct or indirect beneficial ownership of and control or direction over, securities of the Company carrying more than ten percent (10%) of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

                  (iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

            (cc) "NAMED EXECUTIVE OFFICER" means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of "Covered Employees," as defined.

            (dd) "NON-QUALIFIED STOCK OPTION" means an Option which is not an Incentive Stock Option;

            (ee) "OFFICER" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated there under;

            (ff) "OPTION" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

            (gg) "PARENT" means a "PARENT CORPORATION", whether now or hereafter existing, as defined in Section 424(e) of the Code;

            (hh) "PERFORMANCE - BASED COMPENSATION" means compensation qualifying as "PERFORMANCE-BASED COMPENSATION" under Section 162(m) of the Code;

            (ii) "PLAN" means this 2008 Stock Incentive Plan as amended from time to time;

            (jj) "RELATED ENTITY" means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than fifty percent (50%) ownership interest, directly or indirectly;

            (kk) "RELATED ENTITY DISPOSITION" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

            (ll) "RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

            (mm) "RESTRICTED STOCK UNIT" means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is
(i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

            (nn) "RESTRICTION PERIOD" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

            (oo)  "SENIOR OFFICER" means:

                  (i) the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

                  (ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(oo)(i) above; and

                  (iii) the five (5) highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(oo)(i) or 2.1(oo)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

            (pp)  "SHARE" means a share of the Common Stock; and

            (rr) "SUBSIDIARY" means a "SUBSIDIARY CORPORATION," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    STOCK SUBJECT TO THE PLAN

      3.1   NUMBER OF SHARES AVAILABLE.

            (a) Subject to the provisions of Section 14, the maximum aggregate number of Shares which may be issued pursuant to all Awards under this Plan is nineteen million (19,000,000) ("MAXIMUM NUMBER"). The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options is nineteen million (19,000,000). See Section 25 for Reservation of Shares.

            (b) Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan except that Shares (i) covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, or (ii) withheld to satisfy a Grantee's minimum tax withholding obligations, shall be deemed not to have been issued for purposes of determining the Maximum Number of Shares which may be issued under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award shall be counted against the Maximum Number.

            (c) However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of "BENEFICIAL OWNERSHIP" pursuant to such Award (as defined by the Securities Exchange Commission (SEC), pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

      3.2 SHARES TO INSIDERS. Subject to Section 11.1(b) and 11.1(c), no Insider of the Company is eligible to receive an Award where:

            (a) the Insider is not a Director or Senior Officer of the Company;

            (b) any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

                  (i) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the outstanding issue of Common Stock; or

                  (ii) the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 10% of the outstanding issue of the Common Stock; provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

      3.3 LIMITATIONS ON AWARD. Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits ("AWARD LIMITS") shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this
Plan:

            (a) OPTIONS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14), the maximum number of Shares with respect to one or more Options that may be granted during any one calendar year under the Plan to any one Grantee shall be one million nine hundred thousand (1,900,000), all of which may be granted as Incentive Stock Options;

            (b) OTHER AWARDS. The maximum aggregate grant with respect to Awards of Restricted Stock and unrestricted Shares in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be one million nine hundred thousand (1,900,000).

4.    ADMINISTRATION

      4.1 AUTHORITY OF PLAN ADMINISTRATOR. Authority to control and manage the operation and administration of this Plan shall be vested in a committee consisting of two (2) or more members of the Board (the "COMMITTEE"). It is intended that the directors appointed to serve on the Committee shall be "NON-EMPLOYEE DIRECTORS" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "OUTSIDE DIRECTORS" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "ADMINISTRATOR" means the Committee.

      4.2 POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan or sub plans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

            (a) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

            (b) to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

            (c) to determine whether and to what extent Awards are granted hereunder;

            (d) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

            (e) to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

            (f) to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse or forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

            (g) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an existing Award shall not be made without the Grantee's consent unless as a result of a change in Applicable Law;

            (h) to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

            (i) subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

            (j) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

            (k)   to further define the terms used in this Plan;

            (l) to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

            (m)   to provide for rights of refusal and/or repurchase rights;

            (n) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

            (o) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

            (p) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

      4.3 EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan. In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

      4.4 ACTION BY COMMITTEE. Except as otherwise provided by committee charter or other similar corporate governance documents, for purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      4.5 LIMITATION ON LIABILITY. To the extent permitted by applicable law in effect from time to time, no member of the Committee shall be liable for any action or omission of any other member of the Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term "PERSON" as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.    ELIGIBILITY

Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant, who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6.    AWARDS

      6.1 TYPE OF AWARDS. The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of:

            (a)   Options,

            (b)   Shares, including unrestricted Shares,

            (c)   Any combination of the foregoing.

      6.2 DESIGNATION OF AWARD. Each Award shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. But see Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7.    GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

      7.1   GRANT OF OPTIONS.

            (a) One or more Options may be granted to any Eligible Participant. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted.

            (b) Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

            (c) The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

      7.2 GENERAL TERMS AND CONDITIONS. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

            (a) EXERCISE OF OPTION. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

            (b) OPTION TERM. Each Option and all rights or obligations there under shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary ("TEN PERCENT STOCKHOLDER")), and shall be subject to earlier termination as hereinafter provided.

            (c) EXERCISE PRICE. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 12 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.

            (d) METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

            (e)   EXERCISE AFTER CERTAIN EVENTS.

                  (i) Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Service, vested Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

                  (ii) Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Service), Grantee need not exercise an Incentive Stock Option within three (3) months of termination of employment but shall be entitled to exercise within three (3) months of termination of Continuous Service (one (1) year in the event of Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Grantee does not exercise within three (3) months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

                  (iii) Disability and Death. If a Grantee becomes Disabled while rendering Continuous Service, or dies while employed by the Company or Related Entity or within three (3) months thereafter, vested Options then held may be exercised by the Grantee, the Grantee's personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

      7.3   LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS

            (a) THRESHOLD. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000. For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

            (b) COMPLIANCE WITH SECTION 422 OF THE CODE. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "INCENTIVE STOCK OPTION" as that term is defined in Section 422 of the Code.

            (c) REQUIREMENT OF EMPLOYMENT. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8.    RESTRICTED STOCK AWARDS

      8.1 GRANT OF RESTRICTED STOCK AWARDS. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. The restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 10.4) . All awards of Restricted Stock shall be evidenced by Award Agreements.

      8.2   CONSIDERATION. Restricted Stock may be issued in connection with:

            (a) SERVICES. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

            (b) PURCHASE PRICE. A purchase price, as specified in the Award Agreement related to such Restricted Stock.

      8.3 VOTING AND DIVIDENDS. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

      8.4. FORFEITURE. In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock. Notwithstanding the foregoing, the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock, provided such waiver is in accordance with the Applicable Laws.

      8.5. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (see Escrow; Pledge of Shares, Section 19) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9.    UNRESTRICTED STOCK AWARDS

      The Administrator may, in its sole discretion, grant (or sell at Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan.

10.   TERMS AND CONDITIONS OF AWARDS

      10.1 IN GENERAL. Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

      10.2 TERM OF AWARD. The term of each Award shall be the term stated in the Award Agreement.

      10.3  TRANSFERABILITY.

            (a) LIMITS ON TRANSFER. No right or interest of a Grantee in any unexercised Award may be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of by a Grantee other than by the laws of descent and distribution or, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Administrator may (but need not) permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

            (b) BENEFICIARIES. Notwithstanding Section 10.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

      10.4 PERFORMANCE GOALS. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations there under but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

      In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

      10.5 ACCELERATION. The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and
Section 10.7 in connection therewith), at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Grantee's Awards shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Administrator may, in its sole discretion, declare. The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 10.5.

      10.6 COMPLIANCE WITH SECTION 162(M) OF THE CODE. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

      10.7 COMPLIANCE WITH SECTION 409A OF THE CODE. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate. To the extent permitted under Section 409A of the Code, the Administrator may accelerate payment of any portion of an Award otherwise subject to Section 409A of the Code to pay employment taxes permitted to be paid on compensation deferred under the Plan.

      10.8 SECTION 280G OF THE CODE. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a "PARACHUTE PAYMENT" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

      10.9 EXERCISE OF AWARD FOLLOWING TERMINATION OF CONTINUOUS SERVICE. An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement. Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

      10.10 CANCELLATION OF AWARDS. In the event a Grantee's Continuous Service has been terminated for "Cause", he or she shall immediately forfeit all rights to any and all Awards outstanding. The determination that termination was for Cause shall be final and conclusive. In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee's behalf. Should any provision to this Section 10.10 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 10, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

11.   ADDITIONAL TERMS IF THE COMPANY BECOMES LISTED ON A STOCK EXCHANGE

      11.1 In the event the Shares become listed on a stock exchange and to the extent such provision is required by that stock exchange or recommended by the Board or the Administrator, then the following terms and conditions shall apply in addition to those contained herein, as applicable:

            (a) the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains shareholder approval, excluding the votes of securities held directly or indirectly by Insiders benefiting from such change;

            (b) the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the Company's total issued and outstanding Common Stock; and

            (c) the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the issued and outstanding Common Stock.

12.   PAYMENT FOR SHARE PURCHASES

      12.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made:

            (a)   CASH. By cash, cashier's check or wire transfer.

            Or at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

            (b) SURRENDER OF SHARES. By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six (6) months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares).

            (c) DEEMED NET-STOCK EXERCISE. By forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

            a = b * (c-d)
                     ---
                      c

            where:

                         a = net Shares to be issued to Grantee
                         b = number of Awards being exercised
                         c = Fair Market Value of a Share
                         d = exercise price of the Awards

            (d) BROKER-ASSISTED. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

      12.2 COMBINATION OF METHODS. By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

13.   WITHHOLDING TAXES

      13.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a "deemed net-stock exercise," the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award. When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

      13.2 STOCK FOR WITHHOLDING. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Shares up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six (6) months, unless the delivery of Shares is otherwise exempt from
Section 16 of the Exchange Act. A Grantee who has made an election pursuant to this Section 13.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

14.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      14.1 IN GENERAL. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits there under; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

      14.2 COMPANY'S RIGHT TO EFFECT CHANGES IN CAPITALIZATION. The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

15.   CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

      15.1 COMPANY IS NOT THE SURVIVOR. Except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation
(a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

      In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised. Section 13.3 shall control with respect to any acceleration in vesting in the event of Change of Control.

      The Administrator shall also have the authority:

            (a) to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify, and

            (b) to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition.

      Effective upon the consummation of a Corporate Transaction or Related Entity Disposition governed by this Section 15.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

      15.2 COMPANY IS THE SURVIVOR. In the event of a Corporate Transaction or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

      15.3 CHANGE IN CONTROL. If there is a Change of Control, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change.

16.   PRIVILEGES OF STOCK OWNERSHIP

No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee. After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

17.   RESTRICTION ON SHARES

At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Grantee not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares' Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

18.   CERTIFICATES

All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

19.   ESCROW; PLEDGE OF SHARES

To enforce any restrictions on a Grantee's Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

20.   SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

      20.1 COMPLIANCE WITH APPLICABLE LAW. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the Securities Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

      20.2 INVESTMENT REPRESENTATION. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

21.   NO OBLIGATION TO EMPLOY

Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee's employment or other relationship at any time, with or without Cause.

22.   EFFECTIVE DATE AND TERM OF PLAN

This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

23.   SHAREHOLDER APPROVAL

This Plan shall be subject to approval by the shareholders of the Company within twelve (12) months from the date the Plan is adopted by the Company's Board. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under this Plan prior to approval by the shareholders, but until such approval is obtained, no such Award shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Awards previously granted under this Plan shall be cancelled and of no force or effect.

24.   AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Shareholder approval shall be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Shares issuable under the Plan except for a proportional increase in the Maximum Number as a result of stock split or stock dividend, or a change from a fixed Maximum Number of Shares to a fixed maximum percentage, (ii) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation, or (iii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favorable to Grantees.

Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan (i) to make amendments which are of a "housekeeping" or clerical nature; (ii) to change the vesting provisions of an Award granted hereunder, as applicable; (iii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date of such Award; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

25.   RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares forfeited back to the Plan; Shares surrendered in payment of the exercise price of an Award; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Award.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

26.   EXCHANGE AND BUYOUT OF AWARDS

The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Grantees, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

27.   APPLICABLE TRADING POLICY

The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or "blackout" periods.

28.   GOVERNING LAW

The Plan shall be governed by the laws of the State of Colorado; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

29.   MISCELLANEOUS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "RETIREMENT PLAN" or "WELFARE PLAN" under the Employee Retirement Income Security Act of 1974, as amended.